THE DLB FUND GROUP

This Prospectus offers shares of the DLB High Yield Fund:







        o       DLB High Yield Fund
                seeks to achieve a high level of current income by investing primarily in publicly traded high yield debt securities








David L. Babson & Company Inc. (the "Manager") is the investment manager for the Fund.


















THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUND OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY STATEMENT TO THE CONTRARY IS A CRIME.





                                   Prospectus
                                 April 28, 2000

TABLE OF CONTENTS

          About the Fund                                              1
                DLB High Yield Fund                                   1

          Descriptions of Principal Investment Risks                  4

          Temporary Defensive Positions                               7

          How the Fund Is Managed                                     8
                The Manager                                           8
                Investment Advisory Fees                              8
                Portfolio Managers                                    8

          Investing in the Fund                                       9
                How to Open an Account                                9
                How to Purchase Shares                                9
                How to Sell Shares                                   10
                How Share Price is Determined                        11
                Distribution and Service (Rule 12b-1) Plan           12
                Principal Underwriter                                12

          Distributions                                              13

          Taxes                                                      14

          Appendix A                                                 15
                Additional Investment Policies and
                Risk Considerations                                  15

          Appendix B                                                 17
                Description of Bond Ratings Assigned by
                Standard & Poor's and Moody's Investors
                Service, Inc.                                        17

ABOUT THE FUND
DLB HIGH YIELD FUND

                              INVESTMENT OBJECTIVE


The investment objective of the DLB High Yield Fund (the "High Yield Fund") is to achieve a high level of current income by investing primarily in publicly traded high yield debt securities.


                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest at least 65% of its total assets in lower rated fixed income securities, which are commonly known as "junk bonds."


MARKET SECTORS: The Fund invests primarily in publicly traded high yield (i.e., lower rated) U.S. fixed income securities ("junk bonds"). The Fund may also invest in convertible securities, preferred stocks, warrants, bank borrowings and other fixed income securities (such as Rule 144A private placements) and may engage in securities lending.


MATURITY: Under normal market conditions, the Fund will have an average dollar-weighted portfolio maturity ranging from 6 to 10 years. The Fund's portfolio may include securities with maturities outside this range.


PORTFOLIO QUALITY: The Fund will invest primarily in lower rated fixed income securities. These securities are considered below investment grade and are commonly known as junk bonds. A lower rated fixed income security is a security that, at the time the Fund acquires the security, is not rated in one of the top four rating categories by either of the major rating agencies (Moody's Investors Service, Inc. or Standard & Poor's), or an unrated security that the Manager determines to be of comparable quality. Thus, a lower rated fixed income security will be rated below Baa3 by Moody's Investor's Service, Inc. and below BBB- by Standard & Poor's, or will be an unrated security that the Manager determines to be of comparable quality.

SECURITY SELECTION: The Manager employs a bottom-up, fundamental approach to its credit analysis which focuses first on a specific issuer's financial strength, among other things, before considering either trends or macro economic factors. The Manager prefers companies that possess one or more of the following characteristics:


o       Domination of a niche business
o       Strong management
o       A producer of products in great demand
o       Ability to maintain high profit margins
o       Predictable earnings

                           PRINCIPAL INVESTMENT RISKS


There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Fund is subject to several risks, any of which could cause you to lose money. These include:

CREDIT RISK: Credit risk is the risk that issuers of debt the Fund holds will not make (or will be perceived as less able or unlikely to make) timely payments of interest and principal. This credit risk is higher for corporate debt than for U.S. government debt and is higher still for junk bonds. Because the Fund invests mainly in junk bonds, this risk is heightened for the Fund. During recessions and periods of broad market decline, a high percentage of issuers of junk bonds may default on payments of principal and interest, and junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price. The value of a junk bond may, therefore, decline drastically due to bad news about the issuer or the economy in general. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND.

LOWER-RATED FIXED INCOME SECURITIES RISK: Lower-rated fixed income securities ("junk bonds") are subject to a substantially higher degree of credit risk than investment-grade bonds. During recessions, a high percentage of junk bond issuers may default on payments of principal and interest. Consequently, the prices of junk bonds can fluctuate drastically due to bad news about the issuer or the economy in general. This will also have a negative effect on the liquidity of a junk bond.

INTEREST RATE RISK: When interest rates rise, the value of fixed income securities in the Fund's portfolio will generally fall. This risk is greater for securities and portfolios with longer maturities or durations.

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

LIQUIDITY RISK: Certain investments of the Fund may be difficult to purchase or sell. Securities that involve substantial interest rate risk or credit risk, such as lower rated fixed income securities, often involve greater liquidity risk. This means that, because there may not be adequate supply or demand for a security, it may be harder to purchase or sell at a satisfactory price. Liquidity risk also tends to increase to the extent that the Fund invests in unregistered or restricted securities, such as Rule 144A securities.

ALLOCATION RISK: The Fund will allocate its investments among various segments of the fixed income markets based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions. This risk is greater for small companies, which tend to be more vulnerable to adverse developments.

CONVERTIBLE SECURITIES/PREFERRED STOCK RISK: This is the risk that the price of one or more of the Fund's investments in convertible securities or preferred stock will fall, or will fail to appreciate as expected by the Manager. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The Fund also may be required to convert a convertible security into its underlying equity security when the value of the underlying equity security has declined substantially. Likewise, preferred stock may be more volatile than other types of securities, and the value of preferred stock may be adversely affected by changes in interest rates.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

You will find a discussion of these and other risks in the section entitled "Descriptions of Principal Investment Risks," beginning on page 4.

                                PAST PERFORMANCE

Because the Fund is new, information on the Fund's performance is not provided in this section.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)

        Management Fees                                0.50%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                             0.76%
                                                       -----
        Total Annual Fund Operating Expenses           1.26%
        Fee Waiver                                    (0.51%)
                                                       -----
        Net Expenses (3)                               0.75%
                                                       -----

(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Fund- Distribution and Service (12b-1) Plan."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 YEAR             3 YEARS
                 $77                $349

Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS
This section explains the principal investment risks associated with investments in the Fund. These risks are the primary reasons for possible decreases in the value of your investments in the Fund. The types of risks and the extent to which they affect the value of your investment in the Fund may change over time, particularly as the types of investments made by the Fund change.

ALLOCATION RISK
The Manager will use its judgment when allocating the Fund's investments among various segments of the high yield fixed income markets. The Manager may miss attractive investment opportunities by underweighting markets where there are significant returns. The Fund could lose value if the Manager overweights markets where there are significant declines.

The Manager has discretion to determine the investments made by the Fund. The Fund is not managed with the goal of mirroring the securities of any particular index. The Fund's investment style may result in the Fund being overweighted or underweighted compared with industry sectors or market segments in an index and may result in the Fund holding securities within a particular sector or country that are different from the securities included in an index for that sector or country. Thus, the Fund's returns may vary substantially from the performance of the indices with which it is compared.

COMPANY RISK
A company's economic condition influences the prices of its securities. The price of any security held by the Fund may rise or fall for a number of reasons, including but not limited to the following:

o       management decisions
o       changes in management
o       changing demand for the company's goods
        or services
o changes in or differences between actual and anticipated earnings
o       the potential for takeovers and acquisitions
o       increased production costs
o       stricter government regulations
o       a rating agency downgrade


CONVERTIBLE SECURITIES RISK
Because convertible securities can be converted into equity securities, their value normally will vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than non-convertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.


CREDIT RISK
The issuer of a fixed income security may not be able to pay principal and/or interest when due. The value of a fixed income security generally will fall if the issuer fails to pay principal or interest when due, a rating agency downgrades the issuer or other information negatively influences the market's perceptions of the issuer's credit risk.

Credit risk is greater for the Fund since it typically invests a significant portion of its assets in lower rated fixed income securities ("junk bonds").

Since the Fund may invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments. Securities that are rated CCC or below by Standard & Poor's or Caa or below by Moody's Investors Service, Inc. (see AppendixB for more information) are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.

The Fund may at times invest in zero coupon fixed income securities, payment-in-kind fixed income securities, and deferred interest fixed income securities. These types of securities allow an issuer to avoid generating cash to make current interest payments. As a result, these bonds involve greater credit risk and are subject to greater price fluctuations than fixed income securities that pay current interest in cash.

To the extent that the Fund invests in foreign securities, it is subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

INTEREST RATE RISK
The values of fixed income securities, such as bonds, notes and asset-backed securities, generally vary inversely with changes in prevailing interest rates. For example, when interest rates rise, the values of fixed income securities tend to fall. This risk is generally greater for securities with longer maturities and durations. Fluctuations in the values of fixed income securities held by the Fund will not affect the income paid by the Fund but will affect the value of the Fund's shares.

Interest rate risk will have a greater influence on the price of a fixed income security if the security has a longer maturity or duration. Fixed income securities with longer maturities or durations therefore are more volatile than fixed income securities with shorter maturities or durations. The average maturity of the Fund's fixed income investments will affect the volatility of the Fund's share price.

LIQUIDITY RISK
Securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including securities issued in accordance with Rule 144A under the 1933 Act ("Restricted Securities"), present certain risks. Investments in Restricted Securities could cause the liquidity of the Fund to decrease if the market's interest for those securities decreases, particularly because the market for these securities may be limited to certain qualified investors.

Under these conditions, the Fund may not be able to sell those securities when it wants to, and the Fund may have to sell those securities at an unsatisfactory price. Market quotations may be less readily available for Restricted Securities, and thus judgment may play a greater role in the valuation of these securities than it would in the valuation of unrestricted securities.

In addition, the Fund, either by itself or together with other funds managed by the Manager, may own all or most of the fixed-income securities of a particular issuer. This concentration of ownership may make it more difficult to sell, or determine the fair value of, these investments.

In foreign markets, and particularly in emerging markets, investing in securities not registered under applicable securities laws may exacerbate the risks of investing in domestic restricted securities or in registered securities of companies located in foreign or emerging markets, as the case may be. In particular, the liquidity of such securities and the information available regarding such securities may be extremely limited.

LOWER-RATED FIXED INCOME
SECURITIES RISK
Lower-rated fixed income securities ("junk bonds") and comparable unrated securities in which the Fund invests have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

The Fund may hold any portion of its assets in lower rated (i.e., below investment grade) securities. Lower rated fixed income securities involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower rated fixed income securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower rated fixed income securities to meet its ongoing obligations.

MARKET RISK
The value of the securities held by the Fund may fall due to changing economic, political or market conditions, the general outlook for corporate earnings, changing interest rates, investor sentiment or disappointing earnings results.

Additionally, high yield securities' values can be influenced by economic and political conditions independent of changes in the credit worthiness of a particular sector.

NON-DIVERSIFICATION RISK
The Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in the securities of relatively few issuers. Investment in the securities of a limited number of issuers may increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a diversified fund. Given that the Fund is not diversified, the Fund is not intended to be a complete investment program.


PREFERRED STOCK RISK
Like other equity securities, preferred stock is subject to the risk that its value may decrease. Preferred stock may be more volatile and riskier than other forms of investment. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation's assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation's debt securities.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities that the Manager deems appropriate in response to what the Manager believes are adverse market, economic, political or other conditions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

HOW THE FUND IS MANAGED


THE MANAGER
The Fund is advised and managed by its Manager, David L. Babson & Co. Inc. Founded in 1940, the Manager provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of January 1, 2000, the Manager had more than $67 billion in assets under management. The Manager's principal locations are One Memorial Drive, Cambridge, Massachusetts 02142, and 1295 State Street, Springfield, Massachusetts 01111.

Under a Management Contract relating to the Fund, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of The DLB Fund Group. The Manager carries out its duties subject to the policies adopted by The DLB Fund Group's Board of Trustees.

INVESTMENT ADVISORY FEES
The Fund pays the Manager an investment management fee of 0.50% of the Fund's average daily net assets.


PORTFOLIO MANAGERS
The portfolio managers of the Fund are Clifford Noreen, Senior Managing Director of the Manager (since January 1, 2000), and Jill Fields, Managing Director of the Manager (since Januray 1, 2000). From 1985 through 1999, Mr. Noreen had been employed by Massachusetts Mutual Life Insurance Company ("MassMutual"), the corporate parent of the Manager. From 1997 through 1999, Ms. Fields had been employed by MassMutual. From 1992 to 1997, she was Director of Corporate Bond Research at ITT Hartford Insurance Companies.

INVESTING IN THE FUND

HOW TO OPEN AN ACCOUNT
Before investing in the Fund you will need to open an account with The DLB Fund Group. You can open an account by completing and returning to The DLB Fund Group a signed account application. Account applications are available from The DLB Fund Group, whose address and toll free number are provided on the back of this prospectus.

When completing the application, please be sure to provide your social security number or taxpayer identification number on the application and designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts or any change in the accounts originally designated must be made by you in writing, with the signature medallion guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.


HOW TO PURCHASE SHARES
You may purchase shares of the Fund directly from The DLB Fund Group on any day when the NYSE is open for business. The NYSE is closed on weekend days, most national holidays and Good Friday. Before placing an order for Fund shares, you should call the Manager at 1-888-722-2766, Attn: The DLB Fund Group Coordinator.


PURCHASE PRICE: The purchase price of a share of the Fund is the net asset value next determined after your purchase order is received in good order. Generally, a purchase order is in good order if the Fund's Transfer Agent, Investors Bank & Trust Company ("IBT"), has received the consideration for the Fund shares before the relevant deadline, which is described below under "Purchases."

In most cases, if the Fund's Transfer Agent, IBT, does not receive the consideration before the relevant deadline, The DLB Fund Group will not consider the purchase to be in good order. This means that you must resubmit the purchase order and consideration on the following business day, unless IBT can credit the consideration to the account of the Fund. The Fund does not impose a sales charge on purchases.

MINIMUM INVESTMENT: The minimum initial investment in the Fund is $100,000, and the minimum for each subsequent investment is $10,000. If you open multiple accounts with The DLB Fund Group, you may aggregate your investments in the Funds to satisfy the minimum investment requirement. You may also satisfy the minimum initial investment requirement by making an initial investment of at least $25,000 in the Fund and investing the remainder of the $100,000 minimum initial investment within 12 months.

PURCHASES:  You may purchase shares of a Fund utilizing the following methods:

     CASH (by wire transfer only). You must transmit all federal funds to IBT to Account No. 777777722 for the account of the Fund. ("Federal funds" are monies credited to IBT's account with the Federal Reserve Bank of Boston.) The deadline for wiring federal funds is 2:00 p.m. Eastern time.

     SECURITIES (only by transferring common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, which the Manager has determined are acceptable). In the case of an investment in-kind, you must place your securities on deposit at DTC by 4:00 p.m. Eastern time, the deadline for transferring those securities to the account designated by the custodian for the Fund (IBT).

PURCHASES (CONT.): The Manager will not accept securities, in exchange for Fund shares, unless:

     o the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund. (The Manager will accept securities, in exchange for Fund shares, for investment only and not for resale.);

     o you represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and

     o the securities may be acquired under the investment restrictions applicable to the Fund.

The Manager will value securities it accepts in exchange for Fund shares in accordance with the Fund's procedures for valuation described under "How Share Price Is Determined" as of the time of the next determination of net asset value after acceptance. All dividends, interest, subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to The DLB Fund Group upon receipt by you from the issuer. If you purchase Fund shares in exchange for securities, you may, if you are subject to federal income taxation, recognize a gain or loss for federal income tax purposes, depending upon your basis in the securities tendered. In all cases, the Manager reserves the right to reject any particular investment.

     CASH AND SECURITIES. You will need to follow the above instructions for purchases made with a combination of cash and securities.

Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The DLB Fund Group will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction. The DLB Fund Group reserves the right at any time to reject an order.

HOW TO SELL SHARES
You may redeem Fund shares on any day when the NYSE is open for business.

The Fund will redeem its shares at a price equal to the net asset value per share next determined after IBT receives the redemption request in good order. A redemption request is in good order if it:

     o includes the correct name in which shares are registered, your account number and the number of shares or the dollar amount of shares to be redeemed; and

     o is signed correctly in accordance with the form of registration. (Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.)

There is no redemption fee for the Fund.

REDEMPTION REQUESTS: You should send redemption requests to The DLB Fund Group. To help facilitate the timely payment of redemption proceeds, you should telephone the Manager at 1-888-722-2766, Attn: The DLB Fund Group Coordinator, at least two days before submitting a request.

PAYMENT OF REDEMPTION PROCEEDS: The DLB Fund Group will make payment on redemption as promptly as possible and in any event within seven days after IBT receives your redemption request in good order.

     CASH PAYMENTS. The DLB Fund Group will make cash payments generally by transfer of Federal funds for payment into your account the next business day following the redemption request.

     IN KIND. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may

     IN KIND (CONT.). instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. The DLB Fund Group will transfer and deliver in-kind redemptions as you direct. The Fund will value securities used to redeem Fund shares in kind in accordance with the Fund's procedures for valuation described under "How Share Price Is Determined." You generally will incur brokerage charges on the sale of any securities that you receive in payment of redemptions.

The Fund may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for reasons other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

HOW SHARE PRICE IS DETERMINED
The DLB Fund Group determines the net asset value of a share of the Fund at 4:15 p.m., Eastern time, on each day that the NYSE is open. The DLB Fund Group does not accept orders or compute the Fund's net asset value on days when the NYSE is closed.

The DLB Fund Group determines the net asset value per share for the Fund by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

The DLB Fund Group values portfolio securities based on market value or, where market quotations are not readily available, based on fair value. More specifically, The DLB Fund Group values portfolio securities (including options and futures contracts) for which market quotations are available at the last quoted sale price, or, if there is no reported sale, at the closing bid price. The DLB Fund Group values securities traded in the over-the-counter market at the most recent bid price as obtained from one or more dealers that make markets in the securities. For portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges, The DLB Fund Group will value the securities according to the broadest and most representative market. The DLB Fund Group values unlisted securities for which market quotations are not readily available at the most recent quoted bid price. Short-term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by The DLB Fund Group's Board of Trustees. Determination of fair value will be based upon those factors that are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

FOREIGN SECURITIES: Although not a principal investment strategy of the Fund, the Fund may invest in foreign securities. Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, The DLB Fund Group will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value. If an

FOREIGN SECURITIES (CONT.): event materially affecting the value of foreign securities occurs during this period, then The DLB Fund Group will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Fund may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not accept orders or price its shares. As a result, the value of any such securities held by the Fund may change on days when you will not be able to purchase or redeem the Fund's shares.

The prices of foreign securities are quoted in foreign currencies. The DLB Fund Group converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, will affect the net asset value of shares of the Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

DISTRIBUTION AND SERVICE
(RULE 12b-1) PLAN
The DLB Fund Group has adopted a distribution and service plan ("Plan") for the Fund under Rule 12b-1 of the Investment Company Act of 1940. The Trustees, however, have no intention of implementing the Plan during The DLB Fund Group's current fiscal year. The purposes of the Plan, if implemented, would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, to reduce redemptions or to improve services provided to shareholders by such dealers and other persons. The Plan would permit the Fund to pay an annual asset-based charge of up to 0.50% for these purposes, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Trustees would determine the amount of payments under the Plan, and the specific purposes for which they were made.

PRINCIPAL UNDERWRITER
Babson Securities Corp. ("BSC") serves as the principal underwriter of the Fund. In its capacity as principal underwriter, BSC solicits applications for the purchase of shares of the Fund and may assist investors in transmitting applications to the Fund or its agent. BSC does not, however, buy or sell or accept orders for the purchase or sale of shares of the Fund.

DISTRIBUTIONS
The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). The Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryovers. The Fund's policy is to declare and pay distributions of its net investment income monthly. The Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually.

The Fund will pay all dividends and/or distributions in shares of the Fund, at net asset value, unless you elect to receive cash. You may make this election by marking the appropriate box on the application form or by writing to The DLB Fund Group.

TAXES
The following is a general summary of the federal income tax consequences for the Fund and shareholders who are U.S. citizens or residents or domestic corporations. You should consult your own tax advisor about the tax consequences of investments in the Fund in light of your particular tax situation. You should also consult your own tax advisor about consequences under foreign, local or other applicable tax laws.

The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under SubchapterM of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of long-term capital gains are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

Distributions are taxable to a shareholder of the Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder).

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. Any loss recognized on the sale or disposition of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares of the Fund. All or a portion of any loss realized upon a taxable disposition of the Fund's shares will be disallowed if other shares of the Fund or another Fund of The DLB Fund Group are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The DLB Fund Group will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

FOREIGN WITHHOLDING TAXES: The investments of the Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yields on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

APPENDIX A
ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Fund may invest in a wide range of investments and engage in various investment transactions and practices, in addition to the Fund's principal investment strategies described in the section entitled "About the Fund." These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of The DLB Fund Group without the consent of shareholders. Some of the more significant practices and associated risks are discussed below. You will find additional information about the Fund's investment policies and associated risks in the Statement of Additional Information.

CASH RESERVES
The Fund generally intends to stay fully invested in the types of securities that represent its principal investment strategies. However, the Fund may hold a portion of its assets in cash, money market instruments or other high-quality short-term debt obligations readily changeable to cash, such as treasury bills, commercial paper or repurchase agreements, at the discretion of the Manager to provide for expenses and anticipated redemption payments and to carry out an orderly investment program in accordance with the Fund's investment policies.

CHANGE IN CAPITALIZATION /
CHANGE IN CREDIT RATING
The Fund may continue to hold securities that decrease in quality after the Fund's investment in those securities if, in the opinion of the Manager, the investment remains appropriate under the circumstances.

CHANGES TO INVESTMENT OBJECTIVES
Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of the Fund without shareholder approval. Any such change may result in the Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. The Fund will notify you of any changes in its investment objective or policies through a revised prospectus or other written communication.

ASSET-BACKED SECURITIES RISK
Asset-backed securities are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities are subject to the risk of prepayment by borrowers, which is more likely to occur when interest rates fall. As with fixed income securities generally, asset-backed securities present the risk that the issuer will default on principal and interest payments. The holder of an asset-backed security may experience difficulty in enforcing rights against assets underlying the security when an issuer defaults.

In addition, any or all of the following events may cause holders of asset-backed securities to experience delays in payments on the securities, which may result in losses to the Fund when it holds these securities:

     o unanticipated legal or administrative costs of enforcing the contracts on the assets;

     o  depreciation of the collateral securing the contracts; or

     o  damage to or destruction of the collateral securing the contracts.

FOREIGN ISSUER RISK
Investments in the securities of foreign companies and securities traded primarily in foreign markets are generally less liquid and at times more volatile than investments in the securities of domestic companies and securities traded in domestic markets. They also involve a variety of special risks, including risks of:

o less rigorous accounting, auditing and financial reporting standards than are customary in the United States

o    adverse political or regulatory developments

o    higher trading and settlement costs

o    limited public information

o    limited, slower or more costly legal remedies

o    special tax considerations

o    a company borrowing in currencies different from its revenue stream

o communications between the United States and foreign countries being less reliable than within the United States

o the Fund's agent having difficulty keeping informed about corporate actions which may affect the prices of portfolio securities

If the Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance.

STATEMENT OF ADDITIONAL INFORMATION
In the Statement of Additional Information you will find a list of fundamental and non-fundamental investment restrictions applicable to the Fund. The Statement of Additional Information also describes the following investment techniques and practices that may be used by the Fund.

     o  Money Market Instruments

     o  Preferred Stocks

     o  Convertible Securities

     o  When-Issued Securities

     o  Restricted / Illiquid Securities

     o  Repurchase Agreements

     o  Portfolio Turnover

     o  Lending of Portfolio Securities

     o  Derivatives

     o  Warrants and Rights

     o  Foreign Securities

     o  Adjustable Rate Securities

     o  Interest Rate Swaps and Related Instruments

     o  Strips and Residuals

     o  Zero Coupon Securities

     o  Loans and Other Direct Debt Instruments

     o  Asset-backed securities

     o  Options and Futures

APPENDIX B

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S
AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the r (cont.): credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.
Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142

LEARNING MORE ABOUT THE FUND
You can learn more about the Fund in The DLB Fund Group by reading the Statement of Additional Information (SAI). The SAI is available free upon request. The SAI includes additional information about the Fund's investment policies, risks and operations. The SAI is incorporated by reference into this Prospectus (which means it is legally considered a part of this Prospectus).

HOW TO OBTAIN MORE INFORMATION
FROM THE DLB FUND GROUP: You may request information about the Fund (including the SAI) or make shareholder inquiries by any of the following methods:

 By regular mail or overnight courier
         The DLB Fund Group
         c/o David L. Babson & Co. Inc.
         Marketing Department
         Attention:  The DLB Fund
                     Group Coordinator
         One Memorial Drive
         Cambridge, Massachusetts  02142

 By telephone
         1-888-722-2766
         Call for account or Fund information
         Monday through Friday 9 a.m. to 5 p.m.
           (Eastern time).

 By telefax
         1-617-494-1511


FROM THE SEC: Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also make an electronic request at publicinfo@sec.gov or write to: SEC, Public Reference Section, Washington, D.C., 20549-0102. A fee will be charged for making copies.


Investment Company Act File Number 811-08690

                               THE DLB FUND GROUP

This Prospectus offers shares of the following Funds:

   o    DLB FIXED INCOME FUND
        seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

   o    DLB VALUE FUND
        seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

   o    DLB GROWTH FUND
        seeks long-term capital and income growth through investment primarily in common stocks.

   o    DLB DISCIPLINED GROWTH FUND
        seeks long-term capital appreciation.

   o    DLB ENTERPRISE III FUND
        seeks long-term capital appreciation primarily through investment in small to medium-size companies.

   o    DLB MICRO CAPITALIZATION FUND
        seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Fund's investment manager to be realistically valued.

   o    DLB GLOBAL SMALL CAPITALIZATION FUND
        seeks long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of investment by the Fund of up to $1.5 billion.

   o    DLB STEWART IVORY INTERNATIONAL FUND
        seeks long-term growth of capital through investment primarily in equity securities of foreign companies. Income is an incidental consideration.

   o    DLB STEWART IVORY EMERGING MARKETS FUND
        seeks long-term growth of capital primarily through equity investments that will generally be concentrated in what the Fund's investment subadvisor considers to be the developing markets around the world.


David L. Babson & Company Inc. (the "Manager") is the investment manager for each of the Funds.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY STATEMENT TO THE CONTRARY IS A CRIME.


                                   PROSPECTUS
                                 April 28, 2000

TABLE OF CONTENTS
About the Funds                                                            1
        DLB Fixed Income Fund                                              1
        DLB Value Fund                                                     5
        DLB Growth Fund                                                    8
        DLB Disciplined Growth Fund                                       11
        DLB Enterprise III Fund                                           14
        DLB Micro Capitalization Fund                                     17
        DLB Global Small Capitalization Fund                              21
        DLB Stewart Ivory International Fund                              25
        DLB Stewart Ivory Emerging Markets Fund                           30

Descriptions of Principal Investment Risks                                34

Temporary Defensive Positions                                             40

How the Funds Are Managed                                                 41
        The Manager                                                       41
        The Subadvisor                                                    41
        Investment Advisory Fees                                          41
        Portfolio Managers                                                41
        Certain Performance Information Related to Other Accounts         43

Investing in the Funds                                                    46
        How to Open an Account                                            46
        How to Purchase Shares                                            46
        How to Sell Shares                                                47
        How Share Price is Determined                                     48
        Distribution and Service (Rule 12b-1) Plans                       49
        Principal Underwriter                                             49

Distributions                                                             50

Taxes                                                                     51

Financial Highlights                                                      52

Appendix                                                                  60
        Additional Investment Policies and Risk Considerations            60

ABOUT THE FUNDS
DLB FIXED INCOME FUND

                             INVESTMENT OBJECTTIVE

The investment objective of the DLB Fixed Income Fund (the "Fixed Income Fund") is to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in fixed income securities.

MARKET SECTORS: The Fund invests primarily in publicly traded, domestic fixed income securities, including U.S. Treasury and agency obligations, mortgage- and asset-backed securities, U.S. dollar-denominated bonds of foreign issuers and corporate debt securities. The Fund may invest in other fixed income securities, such as Rule 144A private placements and collateralized mortgage obligations.

MATURITY & DURATION: The Fund generally will have an average dollar weighted portfolio maturity ranging from 5 to 12 years, taking into account the average life of mortgage and asset-backed securities. The Fund generally will have a duration ranging from 3.5 to 7 years. The Fund's portfolio may include securities with maturities and durations outside these ranges.

PORTFOLIO QUALITY: The Fund will invest primarily in investment grade fixed income securities or their equivalents as determined by the Manager. An investment grade security is any security that is rated investment grade at the time of purchase (i.e., at least Baa as determined by Moody's Investors Service, Inc., or BBB as determined by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.).

SECTOR ALLOCATION: The Manager allocates the Fund's assets among the wide array of market sectors noted above based on its assessment of the relative value between the sectors.

SECURITY SELECTION: In picking individual fixed income securities of non-governmental issuers, the Manager prefers companies that possess one or more of the following characteristics:

o    Market share leader
o    Established management team
o    Strong discretionary cash flow
o    Favorable capital structure
o    Stable to growing earnings
o    High levels of tangible fixed assets
o    Conservative accounting

The Manager will also use economic analysis, interest rate trends, supply and demand trends, and sector-based credit quality ratios as factors when picking individual securities.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Fixed Income Fund is subject to several risks, any of which could cause you to lose money. These include:

INTEREST RATE RISK: When interest rates rise, the value of fixed income securities in the Fund's portfolio will generally fall. This risk is greater for securities and portfolios with longer maturities or durations.

CREDIT RISK: Credit risk is the risk that the issuer of a fixed income security will not be able to pay interest and principal when due. The value of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, a rating agency downgrades the issuer's credit rating, or other news affects the market's perception of the issuer's credit risk. Credit risk is greater for lower quality and sovereign debt issues.

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

ALLOCATION RISK: The Fund will allocate its investments among various segments of the fixed income markets based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

MORTGAGE- AND ASSET-BACKED SECURITIES RISK: A mortgage-backed security matures when all mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall. When interest rates fall, prepayments on mortgage loans increase. An increased rate of prepayments on the Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, prepayments on mortgage loans are more likely to decrease. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than the prices of other fixed income securities when interest rates rise. Asset-backed securities not only have prepayment risks similar to mortgage-backed securities, but also have additional risks relating to the collateral securing the contracts.

RESTRICTED SECURITIES RISK: The Fund's investments in unregistered or restricted securities are subject to liquidity risk. This means that because there may not be adequate supply or demand for a security, it may be harder to purchase or sell at a satisfactory price.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.


          1996      1997      1998      1999
          ----      ----      ----      ----
          3.70%     9.03%     8.04%    -1.61%

Best Quarter: 3rd Quarter 1998, +4.04% Worst Quarter: 2nd Quarter 1999, -1.34% The Fund's year-to-date return through March 31, 2000 was 2.23%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year                    7/25/95
--------------------------------------------------------------------------------
Fixed Income Fund                     -1.61%                      5.63%
Lehman Brothers                       -0.82%                      6.13%
Aggregate Bond Index
--------------------------------------------------------------------------------

The LEHMAN BROTHERS AGGREGATE BOND INDEX, a broad-based index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Mortgage-Backed Securities Index and Lehman Brothers Asset-Backed Securities Index, represents an index of securities comparable to those in which the Fund invests.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                0.40%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                             0.39%
                                                       -----
        Total Annual Fund Operating Expenses           0.79%
        Fee Waiver                                    (0.24%)
                                                       -----
        Net Expenses (3)                               0.55%
                                                       =====


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.


(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


    1 YEAR          3 YEARS        5 YEARS        10 YEARS
     $56              $228          $415            $956


Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB VALUE FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Value Fund (the "Value Fund") is long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks.

The Fund invests primarily in undervalued stocks of established companies. Ordinarily, these will be companies with large market capitalizations (generally $5 billion or greater), although the Fund may invest in companies with market capitalizations at the time of purchase of only $1 billion or greater. Securities purchased by the Fund ordinarily are listed on national securities exchanges or on the NASDAQ.

The Manager will select securities for investment based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term. The Manager will invest in common stocks of companies with an earnings and dividend ranking of "B-" or better by Standard & Poor's, or a financial strength rating of "B" or better by Value Line, measured at the time of initial investment. (For a description of these ratings, see "Appendix-Description of Stock Ratings" in the Fund's Statement of Additional Information.) The Fund may continue to hold, and even increase its investment in, securities that drop below these ratings after their initial purchase by the Fund.

When investing the Fund's assets, the Manager strongly considers common stocks whose current prices do not adequately reflect, in its opinion, the true value of the underlying company in relation to earnings, dividends and/or assets. To find suitable investments, the Manager screens a broad universe of potential stocks using quantitative measures of valuation and earnings growth. After identifying inexpensive securities (determined on a relative, rather than an absolute, basis) that show signs of financial strength, the Manager concentrates on basic valuation measures, including price-to-earnings ratios, price-to-book ratios and current yields, to further narrow the field. The Manager then makes decisions using fundamental analysis, emphasizing an issuer's historic financial performance, balance sheet strength, management capability and competitive position. In addition, the Manager may employ company visits and interviews with competitors and suppliers.

The Fund's valuation characteristics are expected, under normal circumstances, to be more favorable than those of the S&P 500 Index (i.e., lower price-to-earnings ratio, lower price-to-book ratio and higher gross yields).

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Value Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

OUT-OF-FAVOR RISK: This is the risk of investing in unpopular stocks. Different stocks go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund will allocate its investments among various industry sectors based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting industry sectors where there are significant returns, or could lose value overweighting industry sectors where there are significant declines.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.


          1996      1997      1998      1999
          ----      ----      ----      ----
         23.99%    26.35%     5.25%     0.53%

Best Quarter: 1st Quarter 1998, +13.55% Worst Quarter: 3rd Quarter 1998, -17.78% The Fund's year-to-date return through March 31, 2000 was -4.94%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year                    7/25/95
--------------------------------------------------------------------------------
Value Fund                             0.53%                     13.86%
S&P 500 Index                         21.04%                     26.03%
S&P 500 / Barra                       12.72%                     20.14%
Large Cap Value Index
--------------------------------------------------------------------------------

Standard & Poor's 500 Index (S&P 500 Index) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The S&P 500 / Barra Large Cap Value Index is an unmanaged index of those common stocks that have the lowest price-to-book ratios comprising half of the aggregate market capitalization of the S&P 500 Index.


Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect prior to 1999. Without these limitations, the Fund's returns would have been lower.


                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                0.55%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                             0.19%
                                                       -----
        Total Annual Fund Operating Expenses           0.74%
                                                       =====


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year        3 Years        5 Years        10 Years
       $76           $237           $411            $918


Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB GROWTH FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Growth Fund (the "Growth Fund") is long-term capital and income growth through investment primarily in common stocks. Current yield is secondary to the long-term growth objective.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, substantially all (but no less than 65%) of the Fund's total assets will be invested in common stocks.

The Fund believes the true value of a company's stock is determined by its earning power, its dividend-paying ability and, in many cases, its assets. Consequently, the Fund will seek its objective by remaining substantially fully invested in the common stocks of progressive, well managed companies in growing industries that have demonstrated both a consistent and an above-average ability to increase their earnings and dividends and that have favorable prospects of sustaining such growth. The Fund's investable universe primarily includes medium- and large-size companies. The Fund considers medium-size companies to be those with market capitalizations ranging from $1 billion to $10 billion and large-size companies to be those with market capitalizations over $10 billion.

To find suitable investments, the Manager first uses database screening to narrow the Fund's investment universe, based on a company's historic level of revenue, cash flow and earnings growth. Next, the Manager uses a quantitative model to sort stocks based on revisions to analysts' earnings estimates and valuation analysis. The Manager believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to- earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. In the third and most important step of the process, the Manager conducts fundamental analysis on the top companies from the output of the earlier analyses, researching the companies and their managements, competitors and suppliers. As a result of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Growth Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

Non-Diversification Risk: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

Allocation Risk: The Fund will allocate its investments among various industry sectors based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting industry sectors where there are significant returns, or could lose value overweighting industry sectors where there are significant declines.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE


The information provided below provides some indication of the risks of investing in the Fund by comparing the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                                   1999
                                   ----
                                  13.13%

Best Quarter: 4th Quarter 1999, +17.82% Worst Quarter: 3rd Quarter 1999, -6.46% The Fund's year-to-date return through March 31, 2000 was 16.38%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year                    1/20/98
--------------------------------------------------------------------------------
Growth Fund                           13.13%                     21.93%
S&P 500 Index                         21.04%                     24.20%
Russell 1000
Growth Index                          33.16%                     34.52%
--------------------------------------------------------------------------------

STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based index of common stocks frequently used as a general measure of stock market performance.


The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

Both the chart and table assume reinvestment of dividends and distributions. The performance for the "since inception" period shown in the table reflects the effects of voluntary expense limitations in effect prior to 1999. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                0.55%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                             0.13%
                                                       -----
        Total Annual Fund Operating Expenses           0.68%
                                                       =====



(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 YEAR       3 YEARS       5 YEARS        10 YEARS
       $69          $218          $379            $847


Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB DISCIPLINED GROWTH FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Disciplined Growth Fund (the "Disciplined Growth Fund") is long-term capital appreciation. The DLB Disciplined Growth Fund was formerly known as the DLB Quantitative Equity Fund.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks and other equity securities. The Fund uses a proprietary analysis of market factors to guide investments primarily in common stocks of companies with medium and large capitalizations.

The Manager believes that a disciplined investment strategy based predominantly on quantitative factors can exploit systematic mispricings in the securities markets. The Manager seeks to exploit these mispricings by constructing a portfolio using a proprietary analytical model. This analytical model uses a two-part quantitative analysis, involving revisions to analysts' earnings estimates and valuation analysis, to identify companies with the strongest signs of earnings growth and the most attractive valuation. The Manager believes that revisions to analysts' earnings estimates form trends that affect a stock's price. For example, rising earnings estimates generally reflect a potential share price increase. Valuation analysis helps to identify stocks with low relative price-to-earnings ratios, which, on average, tend to outperform stocks with higher price-to-earnings ratios. The Manager then selects securities for the Fund based on these analyses, with weight also given to the impact of transaction costs and the portfolio's overall characteristics, including sector weightings, beta (volatility), market capitalization, yield and liquidity.

The Fund's characteristics, such as capitalization, yield, sector weight and beta, are expected, under normal circumstances, to approximate those of the Russell 1000 Growth Index.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Disciplined Growth Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

Non-Diversification Risk: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

Allocation Risk: The Fund will allocate its investments among various industry sectors based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting industry sectors where there are significant returns, or could lose value overweighting industry sectors where there are significant declines.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

             1997      1998      1999
             ----      ----      ----
            32.23%    25.76%    21.35%

Best Quarter: 4th Quarter 1998, +23.85% Worst Quarter: 3rd Quarter 1998, -15.77% The Fund's year-to-date return through March 31, 2000 was 10.88%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year                    8/26/96
--------------------------------------------------------------------------------
Disciplined Growth Fund               21.35%                     29.06%
S&P 500 Index                         21.04%                     28.15%
Russell 1000 Growth Index             33.16%                     33.69%
--------------------------------------------------------------------------------

STANDARD & POOR'S 500 INDEX (S&P 500 INDEX) is a broad-based index of common stocks frequently used as a general measure of stock market performance.

The RUSSELL 1000 GROWTH INDEX is an unmanaged index that contains those stocks with a greater than average growth orientation among the stocks of the 1,000 largest U.S. companies based on total market capitalization. Securities in this index tend to exhibit higher price-to-book ratios and higher forecasted growth than the value universe.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                0.75%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                             0.34%
                                                       -----
        Total Annual Fund Operating Expenses           1.09%
        Fee Waiver                                    (0.19%)
                                                       -----
        Net Expenses (3)                               0.90%
                                                       =====

(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year        3 Years         5 Years        10 Years
       $92           $328            $582            $1,312


Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB ENTERPRISE III FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Enterprise III Fund (the "Enterprise III Fund") is long-term capital appreciation primarily through investment in small to medium-size companies. AT THE TIME OF INVESTMENT BY THE FUND, EACH OF THESE COMPANIES WILL HAVE A MARKET CAPITALIZATION BETWEEN $400 MILLION AND $2 BILLION. THE DLB ENTREPRISE III FUND WAS FORMERLY KNOWN AS THE DLB MID CAPITALIZATION FUND.

                        PRINCIPAL INVESTMENT STRATEGIES

MARKET CAPITALIZATION: Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in the common stocks of companies that have a market capitalization between $400 million and $2 billion at the time of investment.

SECURITY SELECTION: In selecting securities for investment, the Manager strongly considers common stocks of those companies that satisfy the Fund's market capitalization criteria and whose current prices do not adequately reflect, in the Manager's opinion, the ongoing business value of the underlying companies.

Using a core value investment strategy, the Manager finds companies that are out of favor with investors. The Fund's investment strategy focuses on bottom-up stock-picking using fundamental analysis, rather than market or economic forecasts. More specifically, the Fund invests in companies that the Manager believes possess one or more of the following characteristics:

o   Strong financials
o   Proven products or services
o   Dominant market share
o   Sustainable competitive advantage
o   Attractive valuation
o   Potential for improving margins
o   Potential for accelerating earnings

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Enterprise III Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

OUT-OF-FAVOR RISK: This is the risk of investing in unpopular stocks. Different stocks go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund will allocate its investments among various industry sectors based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting industry sectors where there are significant returns, or could lose value overweighting industry sectors where there are significant declines.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.


             1996        1997      1998      1999
             ----        ----      ----      ----
            14.75%      32.95%    -8.63%    -8.08%

Best Quarter: 2nd Quarter 1999, +17.55% Worst Quarter: 3rd Quarter 1998, -18.30% The Fund's year-to-date return through March 31, 2000 was -6.02%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year                    7/25/95
--------------------------------------------------------------------------------
Enterprise III Fund                   -8.08%                     7.76%
Russell 2500 Index                    24.15%                    16.54%
Russell 2000 Index                    21.26%                    14.22%
Russell 2000 Value Index              -1.49%                    11.05%
--------------------------------------------------------------------------------

In past years, the Fund has compared its returns to those of the Russell 2500 Index. In future Prospectuses, the Fund will compare its return to those of the Russell 2000 Index and the Russell 2000 Value Index. The reason for this change is that while the market capitalization of the companies included in the Russell 2500 Index has increased since inception, the Fund's investment policy continues to require the Fund to invest in companies with market capitalizations between $400 million and $2 billion at the time of investment by the Fund. As a result, the Fund believes that the Russell 2000 Index and the Russell 2000 Value Index, which have a lower weighted market capitalization than the Russell 2500 Index, provide a more appropriate comparison based on market capitalization.


The RUSSELL 2500 INDEX is a broad-based index that measures the smallest 2500 companies in the Russell 3000 Index, representing approximately 17% of the Russell 3000 total market capitalization.

The RUSSELL 2000 INDEX is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.


The RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                0.60%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                             0.40%
                                                       -----
        Total Annual Fund Operating Expenses           1.00%
        Fee Waiver                                    (0.10%)
                                                       -----
        Net Expenses (3)                               0.90%
                                                       =====


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.


(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.



EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


       1 Year       3 Years         5 Years        10 Years
        $92          $308            $543           $1,216


Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB MICRO CAPITALIZATION FUND

The investment objective of the DLB Micro Capitalization Fund (the "Micro Cap Fund") is long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the Manager to be realistically valued.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks. The Fund generally intends to invest in stocks of smaller companies with market capitalizations of $10 million to $250 million ("micro cap companies") at the time of purchase that are listed on a national or regional exchange or traded over-the-counter with prices quoted daily in the financial press. The Manager will select investments for the Fund based on its assessment of whether the securities are likely to provide favorable capital appreciation over the long term.

The Manager believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. As a result of limited coverage and ownership, smaller company stocks frequently trade at significant discounts from their intrinsic value. The Manager will seek to identify companies that are mispriced as compared with their expected earnings stream.

Although the Fund's investment process emphasizes fundamental analysis, the Manager first uses computer screening and industry sources to narrow the Fund's investment universe. The Manager screens these candidates by looking for further signs of quality and growth, such as revenue and earnings per share growth. The Manager then makes decisions using fundamental analysis on stocks that come through its initial screens, emphasizing an issuer's historic financial performance, balance sheet strength, management capability, profitability and competitive position. Specifically, the Manager looks for the following characteristics:

o   Sustainable competitive advantage
o   Strong management
o   Long product cycles
o   Pricing flexibility
o   Small size as a competitive advantage
o   High sustained return on investment
o   Above-average earnings per share growth
o   Attractive valuation

Out of this analysis, the Manager selects what it believes to be the best companies for the Fund's portfolio.

The Fund may purchase stocks in initial public offerings ("IPOs") and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund's market capitalization range stated above.

The Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Micro Cap Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

ALLOCATION RISK: The Fund will allocate its investments among various industry sectors based on judgments made by the Manager. The Fund could miss attractive investment opportunities by underweighting industry sectors where there are significant returns, or could lose value overweighting industry sectors where there are significant declines.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

The information provided below provides some indication of the risks of investing in the Fund by comparing the Fund's average annual total returns over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

                                   1999
                                   ----
                                  13.81%

Best Quarter: 2nd Quarter 1999, +21.58% Worst Quarter: 1st Quarter 1999, -10.10% The Fund's year-to-date return through March 31, 2000 was 20.64%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year                    7/20/98
--------------------------------------------------------------------------------
Micro Cap Fund                        13.81%                     -1.35%
Russell 2000 Index                    21.26%                      7.48%
Russell 2000 Value Index              -1.49%                     -8.21%
--------------------------------------------------------------------------------

The Russell 2000 Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.


The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                1.00%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                              .51%
                                                       -----
        Total Annual Fund Operating Expenses           1.51%
        Fee Waiver                                    (0.21%)
                                                       -----
        Net Expenses (3)                               1.30%
                                                       =====


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.

EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



      1 Year        3 Years         5 Years        10 Years
       $132          $457            $804           $1,784



Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB GLOBAL SMALL CAPITALIZATION FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Global Small Capitalization Fund (the "Global Small Cap Fund") is long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of purchase of up to $1.5 billion ("small cap companies").
                        PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks of domestic and foreign small cap companies.The Fund normally expects to invest approximately 40-60% of its assets outside the United States and the remaining 60-40% of its assets inside the United States.

The Manager is responsible for the Fund's domestic investments, while the Subadvisor, Babson-Stewart Ivory International, is responsible for the Fund's international investments. The Fund will invest only in exchange-traded securities and securities traded through established over-the-counter trading systems that the Manager or the Subadvisor believes provide comparable liquidity to exchange-traded securities. The Fund may invest up to 15% of its assets in the emerging markets in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former Soviet Union) and Africa.

The Manager selects domestic investments for the Fund generally based on value factors, while the Subadvisor selects foreign investments for the Fund generally based on growth factors.

DOMESTIC INVESTMENTS: To select domestic stocks for the Fund, the Manager seeks small cap companies that are out of favor with investors. The Fund's domestic investment strategy focuses on bottom-up stock-picking, using fundamental analysis rather than making market or economic forecasts. More specifically, the Fund invests in companies that the Manager believes possess one or more of the following characteristics:

o   Strong financials
o   Proven track record
o   Dominant market share
o   Sustainable competitive advantage
o   Attractive valuation
o   Potential for improving margins
o   Potential for accelerating earnings

FOREIGN INVESTMENTS: For the Fund's overseas investments, the Subadvisor, using a bottom-up stock selection strategy, focuses on companies with high growth potential. Fundamental analysis identifies companies with above-average earnings growth, high profitability and cash flow and strong management. To find attractive prospects, the Subadvisor uses in-depth financial analysis and on-site visits, in addition to evaluating currency and political issues that might impact a company's profitability. While growth is the primary focus of the Fund's international investments, the Subadvisor also looks to valuation measures, such as price-to-earnings and price-to-book ratios, to make sure that a stock is reasonably priced before buying it for the Fund.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Manager and the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Global Small Cap Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

FOREIGN EMERGING MARKETS RISK: Emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent.

ALLOCATION RISK: The Fund will allocate its investments among various industry sectors and countries based on judgments made by the Manager or Subadvisor. The Fund could miss attractive investment opportunities by underweighting sectors or countries where there are significant returns, or could lose value overweighting sectors or countries where there are significant declines.

OUT-OF-FAVOR RISK: This is the risk of investing in unpopular stocks. Different stocks go in and out of favor depending on market conditions. Therefore, this Fund's performance may be better or worse than other funds with different investment styles.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the Fund's inception, has varied from year to year. The table following the bar chart compares the Fund's average annual total returns over time to those of two broad-based securities market indices and to those of an index of securities comparable to those in which the Fund invests. AS WITH ALL MUTUAL FUNDS, PAST PERFORMANCE IS NOT A PREDICTION OF FUTURE PERFORMANCE.

             1996        1997      1998      1999
             ----        ----      ----      ----
             9.85%       4.66%     3.73%    23.38%

Best Quarter: 2nd Quarter 1999, +15.56% Worst Quarter: 3rd Quarter 1998, -17.24% The Fund's year-to-date return through March 31, 2000 was 2.68%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year                    7/19/95
--------------------------------------------------------------------------------
Global Small Cap Fund                 23.38%                     9.92%
Salomon Brothers EMI, ex-U.S.         23.48%                     8.20%
Russell 2500 Index                    24.15%                    17.26%
Combined Index                        20.72%                    13.44%
--------------------------------------------------------------------------------

The SALOMON BROTHERS EXTENDED MARKET INDEX (EMI), EX-U.S., is a broad-based index that represents the bottom 20% of the cumulative available market capital of the Salomon Brothers Broad Market Index outside the United States. The Salomon Brothers Broad Market Index fully represents the universe of institutionally available global stocks. All companies with an available market capitalization of greater than U.S. $100 million are included in the index.

The RUSSELL 2500 INDEX is a broad-based index that consists of the 500 smallest securities in the Russell 1000 Index and all 2000 securities in the Russell 2000 Index, representing approximately 17% of the Russell 3000 total market capitalization. This index is a commonly used measure of medium and small stock performance in the United States.

The COMBINED INDEX is a composite of the Salomon Brothers EMI, ex-U.S. Index, and the

Russell 2500 Index, weighted in each (monthly) period to reflect the proportions of the Fund's assets invested in international and domestic securities, respectively, during the period. The Fund calculates the Combined Index solely for the purpose of presenting an "index" that resembles the Fund's mix of domestic and foreign investments.

Both the chart and table assume reinvestment of dividends and distributions. The performance results in the chart and table reflect the effects of voluntary expense limitations in effect during the relevant periods. Without these limitations, the Fund's returns would have been lower.

                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                1.00%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2)                             1.03%
                                                       -----
        Total Annual Fund Operating Expenses           2.03%
        Fee Waiver                                    (0.53%)
                                                       -----
        Net Expenses (3)                               1.50%
                                                       =====


(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2001. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 YEAR        3 YEARS        5 YEARS        10 YEARS
       $153          $585           $1,044         $2,316


Since the Fund does not impose any shareholder fees, the figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB STEWART IVORY INTERNATIONAL FUND

                              INVESTMENT OBJECTIVE

The investment objective of the DLB Stewart Ivory International Fund (the "International Fund") is long-term growth of capital through investment primarily in equity securities of foreign companies. Income is an incidental consideration.

                        PRINCIPAL INVESTMENT STRATEGIES

WHERE THE FUND INVESTS: Under normal conditions, the Fund expects to invest substantially all (but no less than 65%) of its assets in equity securities of companies that:

o   are domiciled outside the Untied States;

o   have their primary business carried on outside the United States; or

o   have their principal securities trading market outside the United States.

The Fund will look to such factors as location of a company's assets, personnel, sales and earnings to determine whether that company's primary business is carried on outside the United States.

In addition to common stocks, the Fund may buy preferred stocks, convertible securities and other securities having equity features when the Subadvisor, Babson-Stewart Ivory International, believes the potential for appreciation will equal or exceed that available from investments in common stocks.

INVESTMENT APPROACH: In pursuing its investment objectives, the Fund invests in companies that the Subadvisor believes will benefit from:

o   global economic trends;

o   promising technologies or products; and

o specific country opportunities resulting from changing geopolitical, currency or economic relationships.

These companies generally are established companies whose securities are listed on a foreign exchange (although the Fund is permitted to buy securities traded over-the-counter).

To identify attractive investments, the Subadvisor uses a bottom-up stock selection strategy. While the Subadvisor considers stock selection the key to successful investment, cultural, economic, political and thematic factors play a significant role in the Fund's asset allocation process.

The Fund anticipates that its investments will be spread broadly around the world and will include companies of varying sizes as measured by assets, sales or capitalization.

CURRENCY HEDGING POLICY: The Fund's general approach is to leave currency exposure unhedged. The Subadvisor considers currency outlook when determining the Fund's geographical diversification. Derivatives are not used, nor is currency exposure actively managed, to seek enhancements to investment returns. The Fund may purchase foreign currencies or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions. In exceptional circumstances, the Fund may use forward foreign currency exchange contracts or other currency transactions to protect a position if fundamental or technical analysis suggests that is necessary.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The International Fund is subject to several risks, any of which could cause you to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire country, region, industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

FOREIGN EMERGING MARKETS RISK: Emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent.

ALLOCATION RISK: The Fund will allocate its investments among various industry sectors and countries based on judgments made by the Subadvisor. The Fund could miss attractive investment opportunities by underweighting industry sectors or countries where there are significant returns, or could lose value overweighting industry sectors or countries where there are significant declines.

TAX RISK: Investors in this Fund may be subject to significant tax liabilities arising from gains that arose in the Fund prior to their investment, but were recognized thereafter because of a change in the Fund's corporate form.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

RESTRICTED SECURITIES RISK: The Fund's investments in unregistered or restricted securities are subject to liquidity risk. This means that because there may not be adequate supply or demand for a security, it may be harder to purchase or sell at a satisfactory price.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

You will find a more detailed discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.


                                PAST PERFORMANCE

The bar chart below provides an indication of the risks of investing in the Fund by showing you how the Fund's performance, measured in terms of the total return for each full calendar year since the inception of the Fund's predecessor, has varied from year-to-year. The table following the bar chart compares the Fund's average annual total returns over time to those of a broad-based securities market index.

The Fund commenced operations on November 1, 1999 upon the Fund's predecessor, Babson-Stewart Ivory International Limited Partnership III (the "Limited Partnership"), transferring all of its assets to the Fund on that date in a tax free transaction. The performance shown in the bar chart and table below includes the performance results of the Limited Partnership for the period prior to the Fund's commencement of operations. In each case, the performance of the Limited Partnership has been adjusted to give effect to the estimated fees and expenses of the International Fund (without giving effect to any expense waivers or reimbursements) during the fiscal year ending October 31, 2000.

Although the Limited Partnership operated with investment objectives, policies and guidelines that were substantially the same as those of the Fund, the Limited Partnership, unlike the Fund, was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Limited Partnership was not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Limited Partnership had been registered under the 1940 Act and subject to Subchapter M of the Code, its performance might have been lower.

As with all mutual funds, past performance is not a prediction of future performance.

             1994        1995      1996      1997      1998      1999
             ----        ----      ----      ----      ----      ----
            -1.88%       7.66%    12.06%     2.49%    15.80%    31.88%

Best Quarter: 4th Quarter 1999, +21.23% Worst Quarter: 3rd Quarter 1998, -12.50% The Fund's year-to-date return through March 31, 2000 was 3.76%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                             Since Inception
                                      1 Year       5 Years       5/1/93
--------------------------------------------------------------------------------
International Fund
(and predecessor
Limited Partnership)                  31.88%        13.56%      11.70%
MSCI EAFE Index                       27.30%        13.15%      12.33%
--------------------------------------------------------------------------------

THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI EAFE) is a broad-based index that is composed of approximately 1,000 stocks traded on 20 stock exchanges from around the world.


Both the chart and table assume reinvestment of dividends and distributions. The Fund's year-to-date return stated under the bar chart reflects the effects of voluntary expense limitations during the period. Without these limitations, the Fund's return would have been lower.


                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
        Purchase Premium
        (as % of offering price) (1) (2)        0.50%


(1) The purchase premium is paid to and retained by the Fund itself and is designed to prevent transaction costs (such as brokerage fees and other costs of investing the amount invested by the shareholder) caused by shareholder activity from adversely affecting the Fund as a whole, by essentially allocating those costs to the shareholder generating the activity, rather than to the Fund as a whole. Footnote 2 below describes certain instances in which the Manager may reduce or waive the purchase premium with respect to a particular purchase.


(2) The purchase premium for the Fund may generally NOT be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium will only be waived for this Fund (i) if the purchase is part of a transfer from another Fund where the Manager is able to transfer securities between the Funds to effect the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is substantially underweighted with respect to its cash position so that a purchase will not require a securities transaction, (iii) if shares are purchased through reinvestment of dividends, or (iv) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                0.75%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2) (3)                         0.26%
                                                       -----
        Total Annual Fund Operating Expenses           1.01%
        Fee Waiver                                    (0.01%)
                                                       -----
        Net Expenses (4)                               1.00%
                                                       =====

(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) "Other Expenses" for the International Fund are based on estimated amounts for the current fiscal year.


(4) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2000. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                1 Year          3 Years
                 $151            $369


In the Examples, expenses include the Purchase Premium. The figures shown would be the same whether or not you redeemed your shares at the end of a period.

DLB STEWART IVORY EMERGING MARKETS FUND

                             INVESTMENT OBJECTIVES

The investment objective of the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund") is to produce long-term growth of capital primarily through equity investments that will generally be concentrated in what the Subadvisor considers to be the developing markets around the world ("developing markets").

                        PRINCIPAL INVESTMENT STRATEGIES

WHERE THE FUND INVESTS: Under normal circumstances, the Fund will invest substantially all (but no less than 65%) of its total assets in equity securities-including common stocks, convertible securities, depository receipts and preferred stocks-of companies that:

o   are domiciled in developing markets;

o   have their principal operations based in developing markets; or

o   have their principal securities trading market within developing markets.

INVESTMENT APPROACH: In pursuing its investment objective, the Fund looks primarily for equity securities of well managed and financially sound growth companies operating in growth business areas. Although the Fund is primarily a growth investor, the Fund's Subadvisor, Babson-Stewart Ivory International, also considers the timing and valuation of potential investments, given the volatility of emerging stock markets.

Attractive companies are identified by the Subadvisor through a research intensive, bottom-up investment approach that includes visits to relevant countries and, where possible, company visits. While stock selection is considered the key to successful investment, cultural, economic, political and thematic factors play an important part in the Fund's asset allocation process.

As a result of the Fund's focus on growth companies operating in growth business areas, the Fund will likely have a strong service industry bias. Few listed manufacturing companies in emerging economies possess the niche characteristics (brand names, dominant market share, hurdles for entrants, etc.) conducive to predictable and sustainable growth.

Under normal circumstances, the Subadvisor will try to limit the risks associated with investing in the stock markets of emerging markets by spreading the Fund's investments geographically and sectorally. Generally, the Fund does not intend to invest more than 20% of its total assets in any one particular country.

Certain foreign countries do not permit the Fund to make direct investments in their markets until the Fund has complied with certain requirements. Therefore, during the initial period after commencement of operations, the Fund expects to invest in foreign and domestic funds and other pooled investment vehicles that invest primarily or exclusively in such countries to a greater extent than after such period. Investments in these funds and investment vehicles may cause you indirectly to incur higher fees and expenses, because both the Fund and the fund or investment vehicle in which it invests charge fees and expenses.

Currency hedging policy: The Fund's general approach is to leave currency exposure unhedged. The Subadvisor considers currency outlook when determining the Fund's geographical diverisification. Derivatives are not used, nor is currency exposure actively managed, to seek enhancements to investment returns. The Fund may, however, purchase foreign currencies or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions.

                           PRINCIPAL INVESTMENT RISKS

There is no guarantee that the Fund will achieve its objective, and you could lose money on your investment. Furthermore, the Subadvisor, despite using various investment and risk analysis techniques, may not achieve the results expected from an investment in the Fund.

The Emerging Markets Fund is subject to several risks, any of which could cause an investor to lose money. These include:

MARKET RISK: This is the risk that the price of a security or securities held by the Fund will fall due to changing economic, political or market conditions.

FOREIGN EMERGING MARKETS RISK: Emerging countries are subject to serious, and potentially continuing, economic, social and political problems or instability. Stock markets in many emerging countries are poorly regulated, relatively small, expensive and risky. Foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional regulatory restrictions may be imposed on foreign investors under emergency conditions. Risks generally associated with foreign securities and currencies also apply, often to a greater extent.

FOREIGN ISSUER RISK: The securities of foreign issuers can be less liquid and more volatile than those of U.S. issuers due to increased risk of adverse issuer, political, regulatory, market or economic developments.

FOREIGN CURRENCY RISK: This is the risk that the value of dividends or interest paid by foreign securities, or the value of the securities themselves, may fall if currency exchange rates change.

EQUITY SECURITIES RISK: Equity securities tend to be more volatile and riskier than some other investment options. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities markets generally, an entire industry or sector or a particular company.

COMPANY RISK: Prices of securities react to the economic condition of the issuer. The Fund's investments in an issuer may rise and fall based on factors such as the issuer's actual and anticipated earnings, changes in management, and the potential for takeovers and acquisitions.

ALLOCATION RISK: The Fund will allocate its investments among various developing markets based on judgments made by the Subadvisor. The Fund could miss attractive investment opportunities by underweighting markets where there are significant returns, or could lose value overweighting markets where there are significant declines.

SMALL COMPANY RISK: Investing in securities of small companies may involve greater risk than investing in more established companies. Often, small companies and the industries in which they are focused are still evolving, and they are more sensitive to changing market conditions than larger companies in more established industries. Small companies often have limited product lines and financial resources and less experienced management. Also, because they may have fewer securities outstanding and the frequency and volume of trading may be less, these securities may be less liquid than securities of larger companies. Consequently, their securities may be more volatile and have returns that vary, sometimes significantly, from the overall stock market.

EMERGING GROWTH COMPANIES RISK: Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often have limited product lines, markets and financial resources and may depend on management by one or a few key individuals. The shares of emerging growth companies may also suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices.

NON-DIVERSIFICATION RISK: Because the Fund may invest its assets in a small number of issuers, the Fund is more susceptible than a diversified fund to any economic, political or regulatory event adversely affecting a particular issuer.

RESTRICTED SECURITIES RISK: The Fund's investments in unregistered or restricted securities are subject to liquidity risk. This means that because there may not be adequate supply or demand for a security, it may be harder to purchase or sell at a satisfactory price.

FORWARD FOREIGN CURRENCY CONTRACTS RISK: Although the Fund's general approach is to leave currency exposure unhedged, the Fund may engage in forward foreign currency transactions in order to facilitate settlement of a Fund's transaction or to reduce the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in overall poorer performance for the Fund than if it had not engaged in forward foreign currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

You will find a discussion of these risks, and others that may affect your investment in the Funds, in the section entitled "Descriptions of Principal Investment Risks," beginning on page 34.

                                PAST PERFORMANCE

Because the Fund has been in existence for less than one full calendar year, information on the Fund's performance is not provided in this section.


                              EXPENSE INFORMATION

As an investor, you pay certain fees and expenses in connection with your investment. The table shown below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(Fees paid directly from your investment)
        Purchase Premium
        (as % of offering price) (1) (2)        0.50%


(1) The purchase premium is paid to and retained by the Fund itself and is designed to prevent transaction costs (such as brokerage fees and other costs of investing the amount invested by the shareholder) caused by shareholder activity from adversely affecting the Fund as a whole, by essentially allocating those costs to the shareholder generating the activity, rather than to the Fund as a whole. Footnote 2 below describes certain instances in which the Manager may reduce or waive the purchase premium with respect to a particular purchase.

(2) The purchase premium for the Fund may generally not be waived due to offsetting transactions, and may be waived in only rare circumstances. The premium will only be waived for this Fund (i) if the purchase is part of a transfer from another Fund where the Manager is able to transfer securities between the Funds to effect the transaction, (ii) during periods (expected to exist only rarely) when the Manager determines that the Fund is substantially underweighted with respect to its cash position so that a purchase will not require a securities transaction, (iii) if shares are purchased through reinvestment of dividends, or (iv) in certain other instances (not including offsetting transactions) where it is compelling to the Manager that the purchase will not result in transaction costs to the Fund. Any waiver with respect to this Fund must be arranged in advance with the Manager.


ANNUAL FUND OPERATING EXPENSES EXPRESSED
AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS
(Expenses that are deducted from Fund assets)
        Management Fees                                1.25%
        Distribution and Service (12b-1) Fees (1)       None
        Other Expenses (2) (3)                         0.55%
                                                       -----
        Total Annual Fund Operating Expenses           1.80%
        Fee Waiver                                    (0.05%)
                                                       -----
        Net Expenses (4)                               1.75%
                                                       =====

(1) The Fund has adopted a distribution and service plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. The Trustees, however, have no intention of implementing the plan during the Fund's current fiscal year. See "Investing in the Funds- Distribution and Service (12b-1) Plans."

(2) "Other Expenses" include accounting and audit fees, custodian fees, transfer agent fees, legal fees, registration fees, printing fees and fees paid to The DLB Fund Group's independent Trustees.

(3) "Other Expenses" for the International Fund are based on estimated amounts for the current fiscal year.


(4) The Manager has contractually agreed with the Fund to bear certain expenses for the current fiscal year to the extent that the Fund's Total Annual Fund Operating Expenses-other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes-would otherwise exceed the percentage of the Fund's average daily net assets noted in the bottom line of the table. The Manager's expense agreement with the Fund may not be terminated prior to May 1, 2000. In addition, it will automatically continue for successive one-year periods unless either The DLB Fund Group or the Manager terminates the agreement by giving six months' written notice to the other party.


EXAMPLES
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment earns a 5% return each year and that the Fund's operating expenses remain the same, except that the expense reimbursement is reflected only for the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



               1 YEAR      3 YEARS
                $227        $609



In the Examples, expenses include the Purchase Premium. The figures shown would be the same whether or not you redeemed your shares at the end of a period.

DESCRIPTIONS OF PRINCIPAL INVESTMENT RISKS

This section explains the principal investment risks associated with investments in the Funds. These risks are the primary reasons for possible decreases in the value of your investments in the Funds. The Fund summaries, on pages 1 to 33, identify which of these risks apply to each Fund. The types of risks and the extent to which they affect the value of your investment in the Funds may change over time, particularly as the types of investments made by the Funds change.

ALLOCATION RISK
The Manager will use its judgment when allocating the Fixed Income Fund's investments among various segments of the fixed income markets. The Manager may miss attractive investment opportunities by underweighting markets where there are significant returns. The Fixed Income Fund could lose value if the Manager overweights markets where there are significant declines.

With regard to all of the Funds, the Manager-and, in the case of the Global Small Cap Fund, the International Fund, and the Emerging Markets Fund, the Subadvisor- has discretion to determine the investments made by a Fund. The Past Performance sections in the Fund summaries present index performance results for purposes of comparison, but no Fund is managed with the goal of mirroring the securities of any particular index. A Fund's investment style (e.g., value or growth) may result in that Fund being overweighted or underweighted compared with industry sectors or countries in the index and may result in that Fund holding securities within a particular sector or country that are different from the securities included in the index for that sector or country. Thus, a Fund's returns may vary substantially from the performance of the index with which it is compared.


APPLIES TO:     ALL FUNDS

COMPANY RISK


A company's economic condition influences the prices of its securities. The price of any security held by any Fund may rise or fall for a number of reasons, including but not limited to the following:

o   management decisions

o   changes in management

o   changing demand for the company's goods or services

o   changes in or differences between actual and anticipated earnings

o   the potential for takeovers and acquisitions

o   increased production costs

o   stricter government regulations

o   a rating agency downgrade

APPLIES TO:     ALL FUNDS

CREDIT RISK
The issuer of a fixed income security may not be able to pay principal and/or interest when due. The value of a fixed income security generally will fall if the issuer fails to pay principal or interest when due, a rating agency downgrades the issuer or other information negatively influences the market's perceptions of the issuer's credit risk.

Certain lower-rated investment grade fixed income securities and comparable unrated securities in which a Fund may invest have speculative characteristics. Changes in economic conditions or adverse developments affecting particular companies or industries are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher-rated securities.

As explained in the Appendix, the Fixed Income Fund may hold up to 5% of its assets in non-investment grade securities. Lower quality debt instruments involve greater volatility of price and yield, and greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition which would affect the ability of the issuer to make payments of principal and interest. The market price for lower quality securities generally responds to short-term corporate and market developments to a greater extent than high-rated securities because these developments are perceived to have a more direct relationship to the ability of an issuer of lower quality securities to meet its ongoing debt obligations.

APPLIES TO:  FIXED INCOME FUND

EMERGING GROWTH COMPANIES RISK
Investments in emerging growth companies may exhibit more abrupt or erratic market movements because they may have one or more of the following characteristics:

o limited product lines, markets and financial resources, including access to capital

o   management by one or a few key individuals

o   securities that are less liquid and fewer in number

o   securities that trade less frequently and in limited volume

o   shorter operating history

o   less experienced management

These characteristics, among others, may cause the securities of emerging growth companies to suffer steeper than average price declines after disappointing earnings reports and to be more difficult to sell at satisfactory prices.

APPLIES TO:     MICRO CAP FUND, GLOBAL SMALL CAP
                FUND, INTERNATIONAL FUND,
                EMERGING MARKETS FUND


EQUITY SECURITIES RISK
All of the Funds except the Fixed Income Fund invest primarily in equity securities. Equity securities are securities that represent an ownership interest (or the right to acquire an ownership interest) in a company. Although these types of securities offer greater potential for long-term growth, they are more volatile and more risky than some other forms of investment. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting the securities market generally, an entire industry or sector or a particular company. Therefore, the value of your investment in a Fund may decrease.


APPLIES TO:     ALL FUNDS EXCEPT FIXED INCOME FUND

FOREIGN CURRENCY RISK
Investments in securities denominated in foreign currencies are at times more volatile than investments in securities denominated in U.S. dollars. These securities involve the risk that their values, in terms of U.S. dollars, may fluctuate without any change in the inherent value of the securities due to changes in the currency exchange rate. In addition, certain foreign countries present the risk that they may impose currency exchange controls.

APPLIES TO:     GLOBAL SMALL CAP FUND,
                INTERNATIONAL FUND, EMERGING
                MARKETS FUND

FOREIGN ISSUER RISK
Investments in the securities of foreign companies and securities traded primarily in foreign markets are generally less liquid and at times more volatile than investments in the securities of domestic companies and securities traded in domestic markets. They also involve a variety of special risks, including risks of:

o less rigorous accounting, auditing and financial reporting standards than are customary in the United States

o   adverse political or regulatory developments

o   higher trading and settlement costs

o   limited public information

o   limited, slower or more costly legal remedies

o   special tax considerations

o   a company borrowing in currencies different from its revenue stream

o communications betwen the United States and foreign countries being less reliable than within the United States

o a Fund's agent having difficulty keeping informed about corporate actions which may affect the prices of portfolio securities

If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance.

APPLIES TO:     FIXED INCOME FUND, GLOBAL SMALL
                CAP FUND, INTERNATIONAL FUND,
                EMERGING MARKETS FUND

FOREIGN EMERGING MARKETS RISK
In addition, beyond the general risks associated with any foreign investment, certain foreign countries present the following risks:

o   expropriation of assets

o   imposition of currency exchange controls

o   confiscatory taxation

o   limitations on investments in certain issuers in those countries

o   limitations on expatriation of cash and/or assets

o   political, social or financial instability

o   adverse diplomatic developments

o   restricted stock market access

o   volatile stock markets

o   limited stock market regulation

o   low correlation with major international stock market performance

This set of risks represents the risks generally associated with "emerging markets." Emerging markets are those countries in the initial stages of their industrialization cycles with low per capita income. Emerging markets have demonstrated greater volatility than the markets of countries with economies that are more mature.

If a Fund concentrates a substantial amount of its assets in issuers located in a single country or a limited number of countries, it assumes the risk that economic, political and social conditions in that country or those countries will have a significant impact on its investment performance. Investment in certain foreign countries or emerging markets may exacerbate this risk.

APPLIES TO:  GLOBAL SMALL CAP FUND,
             INTERNATIONAL FUND, EMERGING
             MARKETS FUND

FORWARD FOREIGN CURRENCY
CONTRACTS RISK
A forward foreign currency exchange contract is a contract individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency for an agreed price at a future date, which may be any fixed number of days from the date of the contract. A forward contract may be for a single price or for a range of prices. A Fund would be required to segregate assets to cover forward foreign currency exchange contracts that require it to purchase foreign currency.

The purpose of entering into these contracts is to facilitate settlement of a Fund's transaction or to minimize the risk to a Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. At the same time, these contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

FORWARD FOREIGN CURRENCY
CONTRACTS RISK (CONT.)
Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in forward currency exchange contracts. Because forward contracts are agreements between parties, there is also some credit risk associated with using forward foreign currency contracts.

Applies to:  Global Small Cap Fund,
             International Fund, Emerging
             Markets Fund

INTEREST RATE RISK
The values of fixed income securities, such as bonds, notes and asset-backed securities, generally vary inversely to changes in prevailing interest rates. For example, when interest rates rise, the values of fixed income securities tend to fall. This risk is generally greater for securities with longer maturities and durations. Fluctuations in the values of fixed income securities held by a Fund will not affect the income paid by the Fund but will affect the value of the Fund's shares.

Interest rate risk will have a greater influence on the price of a fixed income security if the security has a longer maturity or duration. Fixed income securities with longer maturities or durations therefore are more volatile than fixed income securities with shorter maturities or durations. The average maturity of a Fund's fixed income investments will affect the volatility of the Fund's share price.

APPLIES TO:  FIXED INCOME FUND

MARKET RISK
The value of the securities held by the Funds may fall due to changing economic, political or market conditions, the general outlook for corporate earnings, changing interest rates, investor sentiment or disappointing earnings results.

APPLIES TO:   ALL FUNDS

MORTGAGE- AND ASSET-BACKED
SECURITIES RISK
Credit Risk-As with fixed income securities generally, mortgage- and asset-backed securities present the risk that the issuer will default on principal and interest payments. The U.S. Government or its agencies guarantee the payment of principal and interest on some mortgage-backed securities, but in other cases it may be difficult to enforce rights against the assets underlying other mortgage- and asset-backed securities when an issuer defaults. Nevertheless, insurance or other forms of guarantee may support mortgage- and asset-backed securities issued by private lending institutions or other financial intermediaries.

Maturity Risk-MORTGAGE-BACKED SECURITIES: A mortgage-backed security matures when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates change.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased prepayment rate on a Fund's mortgage-backed securities will result in an unforeseen loss of interest income to the Fund. In addition, because prepayments increase when interest rates fall, the prices of mortgage-backed securities do not increase as much as those of other fixed income securities when interest rates fall. Furthermore, increased prepayments may have to be reinvested, in turn, at lower interest rates.

When interest rates rise, homeowners are less likely to prepay their mortgage loans. A decreased prepayment rate lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

MORTGAGE- AND ASSET-BACKED
SECURITIES RISK (CONT.)
COLLATERALIZED MORTGAGE OBLIGATIONS: Collateralized mortgage obligations (CMOs) are a type of mortgage-backed security. CMOs are issued in separate classes with different expected maturities. As its underlying mortgage pool experiences prepayments, a CMO pays off investors in classes in accordance with the CMO's governing instrument (generally, the CMO first pays investors who have purchased classes with shorter expected maturities). By investing in CMOs, a Fund may better manage the prepayment risk of mortgage-backed securities. However, unanticipated prepayments may cause the actual maturity of a CMO to be substantially shorter than its expected maturity, and prepayments at levels lower than expected may cause the actual maturity of a CMO to be longer than its expected maturity. These changes in a CMO's maturity could result in declines in the CMO's value.

ASSET-BACKED SECURITIES: Asset-backed securities are securities that are backed by pools of obligations, such as pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. Asset-backed securities have prepayment risks similar to those of mortgage-backed securities. However, the levels of principal prepayment tend not to vary much with interest rates, and the short-term nature of the assets underlying asset-backed securities tends to dampen the impact of changes in the levels of prepayment. In addition, the following may cause holders of asset-backed securities to experience delays in payment on the securities, which may result in losses to a Fund holding the securities:

o unanticipated legal or administrative costs of enforcing the contracts on the assets

o   depreciation of the collateral securing the contracts

o   damage to or destruction of the collateral securing the contracts

APPLIES TO:     FIXED INCOME FUND

NON-DIVERSIFICATION RISK
Each Fund is non-diversified, which means that it may invest a relatively high percentage of its assets in the securities of relatively few issuers. Investment in the securities of a limited number of issuers may increase the risk of loss to a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a diversified fund. Given that the Funds are not diversified, no Fund is intended to be a complete investment program.

APPLIES TO:     ALL FUNDS

OUT-OF-FAVOR RISK
There are risks in investing in unpopular stocks. The factors causing a stock's unpopularity may continue longer than expected or may worsen. These factors may range from a drop in earnings expectations to a major business problem. As a result, the stock's value may drop, or it may not appreciate as the Manager expected.

Furthermore, unpopular stocks involve the risk that the financial markets do not follow the company. Therefore, even if a company experiences improved performance, the price of its stock may drop, or it may not rise in conjunction with the improvement in performance as the Manager expected.

APPLIES TO:     VALUE FUND, ENTERPRISE III FUND,
                GLOBAL SMALL CAP FUND


RESTRICTED SECURITIES RISK
Securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including securities issued in accordance with Rule 144A under the 1933 Act ("Restricted Securities"), present certain risks. Investments in Restricted Securities could cause the liquidity of a Fund to decrease if the market's interest for those securities decreases, particularly because the market for these securities may be limited to certain qualified investors.

Under these conditions, a Fund may not be able to sell those securities when it wants to, and a Fund may have to sell those securities at an unsatisfactory price. Market quotations may be less readily available for Restricted Securities, and thus judgment may play a greater role in the valuation of these securities than it would in the valuation of unrestricted securities.

In foreign markets, and particularly in emerging markets, investing in securities not registered under applicable securities laws may exacerbate the risks of investing in domestic Restricted Securities or in registered securities of companies located in foreign or emerging markets, as the case may be. In particular, the liquidity of such securities and the information available regarding such securities may be extremely limited.


APPLIES TO:     FIXED INCOME FUND, INTERNATIONAL
                FUND, EMERGING MARKETS FUND


SMALL COMPANY RISK
The securities of mid cap, small cap and micro cap companies may change in value more than those of larger, more established companies because mid cap, small cap and micro cap companies are more likely to:

o   depend upon a single proprietary product or market niche,

o   have limited product lines, markets or financial resources,

o   depend on a limited management group,

o   have fewer, less liquid securities outstanding, and

o   have securities that trade less frequently and in limited volume.

In general, the securities of mid cap, small cap and micro cap companies are more sensitive to purchase and sale transactions. Therefore, the prices of those securities tend to be more volatile than the prices of securities of larger companies.

In many instances, the securities of mid cap, small cap and micro cap companies are traded only over-the-counter or on a regional securities exchange. Furthermore, the frequency and volume of their trading are substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When disposing of these securities, a Fund may have to sell at discounts from quoted prices, settle for a less than satisfactory price, or make a series of small sales over an extended period of time.

APPLIES TO:     DISCIPLINED GROWTH FUND,
                ENTERPRISE III FUND, MICRO CAP
                FUND, GLOBAL SMALL CAP FUND,
                INTERNATIONAL FUND, EMERGING
                MARKETS FUND

TAX RISK


The International Fund is the successor to the Babson-Stewart Ivory International Limited Partnership III, a Delaware limited partnership (the "Limited Partnership"), which transferred all of its assets to the International Fund in a tax-free transaction on November 1, 1999. The Limited Partnership had been in operation since May 1, 1993, and as of October 31, 1999, the unrealized gains in the Limited Partnership's portfolio represented approximately 22.92% of the aggregate net asset value of the Limited Partnership. Accordingly, any new investors in the International Fund who are taxable on their income and gains would be subject to significant tax liabilities arising from gains that arose in the International Fund prior to their investment, but were recognized thereafter. These gains would economically represent a return of capital to the investor, but would be taxable as if the investor had recognized the gains. Therefore, investors who are taxable on their income and gains should carefully consider this significant tax risk prior to investing in shares of the International Fund and should be aware that they may be subject to significant tax liabilities at any time after investment, even in periods in which the Fund is experiencing losses.


APPLIES TO:     INTERNATIONAL FUND

TEMPORARY DEFENSIVE POSITIONS

GROWTH FUND
The Growth Fund may, from time to time, take temporary defensive positions in securities convertible into common stocks, preferred stocks, high grade bonds or other defensive issues in attempting to respond to adverse market, economic, political, or other conditions. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

INTERNATIONAL FUND AND
EMERGING MARKETS FUND
The International Fund and the Emerging Markets Fund may hold fixed income securities (including those of foreign governments or companies) for temporary defensive purposes when the Subadvisor believes that prevailing market, economic, political or currency conditions so warrant and for temporary investment. Similarly, each Fund may invest in cash and cash equivalents (including foreign money market instruments, such as banker's acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes and liquidity. Although each Fund expects to be primarily invested in foreign issues, the Funds may-for temporary defensive purposes-invest in U.S. issues, including cash and cash equivalents and high quality, short-term obligations. In addition, each Fund may enter into repurchase agreements. Keep in mind that a temporary defensive strategy still has the possibility of losing money and may prevent the Fund from achieving its investment objective.

HOW THE FUNDS ARE MANAGED


THE MANAGER
Each Fund is advised and managed by its Manager, David L. Babson and Company Incorporated. Founded in 1940, the Manager provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. As of January 1, 2000, the Manager had over $67 billion in assets under management. The Manager's principal locations are One Memorial Drive, Cambridge, Massachusetts 02142, and 1295 State Street, Springfield, Massachusetts 01111.


Under separate Management Contracts relating to each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of The DLB Fund Group. The Manager carries out its duties subject to the policies adopted by The DLB Fund Group's Board of Trustees.



THE SUBADVISOR
The Manager employs at its own expense the Subadvisor, Babson-Stewart Ivory International, to manage the international component of the Global Small Cap Fund's portfolio and the investment portfolios of the International Fund and the Emerging Markets Fund. The Subadvisor was established in 1987 and is a general partnership owned 50% by the Manager and 50% by Stewart Ivory & Company (International) Limited ("Stewart Ivory International"). Stewart Ivory International is a wholly-owned subsidiary of Stewart Ivory & Co. Ltd. ("Stewart Ivory"), a wholly owned, indirect subsidiary of Colonial Limited, an Australian insurance company. Stewart Ivory and its predecessor organizations have been managing investments internationally from Edinburgh since 1873. The Subadvisor also provides investment advisory services to institutional and other investors, including other registered investment companies. The Subadvisor is located at One Memorial Drive, Cambridge, Massachusetts 02142.

INVESTMENT ADVISORY FEES
For the fiscal period ended October 31, 1999, each Fund (other than the International and Emerging Markets Funds, which are new) paid the Manager an investment management fee as follows:

                                         Management Fee
                                      (as a % of Average
Name of Fund                           Daily Net Assets)

Fixed Income Fund                           0.40%
Value Fund                                  0.55
Growth Fund                                 0.55
Disciplined Growth Fund                     0.75
Enterprise III Fund                         0.60
Micro Cap Fund                              1.00
Global Small Cap Fund                       1.00

The current investment management fee paid by each Fund to the Manager is identified under "Expense Information" for each Fund, in the "About the Funds" section of the Prospectus.

PORTFOLIO MANAGERS
FIXED INCOME FUND: MARY WILSON KIBBE, Executive Vice President of the Manager, is primarily responsible for the day-to-day management of the Fixed Income Fund. She became primarily responsible for the day-to-day management of the Fund effective October 21, 1999, the date on which she joined the Manager. Ms. Kibbe has 23 years of investment experience. Ms. Kibbe is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

VALUE FUND: ANTHONY M. MARAMARCO, Senior Vice President of the Manager, is primarily responsible for the day-to-day management of the Value Fund. Mr. Maramarco, who has 18 years of investment experience, has been employed by the Manager (and a company which merged into the Manager) since 1993. Mr. Maramarco became primarily responsible for the day-to-day management of the Fund effective May 27, 1999 and had assisted in the management of the Fund since 1997. Mr. Maramarco is assisted in the day-to-day managment of the Fund by a team of investment professionals at the Manager.

GROWTH FUND: JAMES B. GRIBBELL, Senior Vice President of the Manager, is primarily responsible for the day-to-day management of the Growth Fund. Mr. Gribbell, a Chartered Financial Analyst with 10 years of investment experience, has been employed by the Manager in portfolio management for over 5 years. He has managed the Fund since its inception. Mr. Gribbell is assisted in the day-to-day management of the Fund by a team of invesment professionals at the Manager.

DISCIPLINED GROWTH FUND: MICHAEL CAPLAN, Senior Vice President of the Manager, is primarily responsible for the day-to-day management of the Disciplined Growth Fund. Mr. Caplan, who has 13 years of investment experience, has managed the Fund since its inception. Mr. Caplan has been employed by the Manager (and a company which merged into the Manager) since 1995, prior to which he was employed as a portfolio manager by State Street Global Advisors. Mr. Caplan is assisted in the day-to-day management of the Fund by Kathleen Golden.


ENTERPRISE III FUND: LANCE F. JAMES, Executive Vice President of the Manager, is primarily responsible for the day-to-day management of the Enterprise III Fund. Mr. James has been employed by the Manager in portfolio management since 1986. He became primarily responsible for the day-to-day management of the Fund effective March 20, 2000. Mr. James is assisted in the day-to-day management of the Fund by a team of investment professionals at the Manager.

MICRO CAP FUND: PAUL S. SZCZYGIEL AND ROBERT K. BAUMBACH are primarily responsible for the day-to-day management of the Micro Cap Fund. Mr. Szczygiel is a Senior Vice President of the Manager and a Chartered Financial Analyst. He has over 16 years of investment experience and has managed the Fund since its inception. Mr. Szczygiel has been employed by the Manager (and a company which merged into the Manager) in portfolio management since 1994, prior to which he was an Associate Director at Bear Stearns. Mr. Baumbach, also a Senior Vice President of the Manager and a Chartered Financial Analyst, has 15 years of investment experience. He has been employed by the Manager since November 1999, prior to which he was a Senior Vice President and Senior Analyst at Putnam Investments. Mr. Baumbach has assisted in the management of the Fund since joining the Manager. Mr. Szczygiel and Mr. Baumbach are supported by a team of investment professionals at the Manager.

GLOBAL SMALL CAP FUND: LANCE F. JAMES, Executive Vice President of the Manager, and JOHN G.L. WRIGHT and JAMES W. BURNS, each a Managing Director of the Subadvisor, are primarily responsible for the day-to-day management of the Global Small Cap Fund. Mr. James has been employed by the Manager in portfolio management since 1986. He became primarily responsible for the day-to-day management of the Fund's domestic portfolio effective March 20, 2000. Mr. James is assisted in the day-to-day management of the Fund's domestic investments by a team of investment professionals at the Manager.


Mr. Wright, who has been employed by Stewart Ivory for over 28 years, and Mr. Burns, who has been employed by Stewart Ivory for over 9 years, have both been responsible for management of the Fund's international investments since its inception. They are assisted by a team of investment professionals.

INTERNATIONAL FUND: JOHN G.L. WRIGHT and JAMES W. BURNS, each a Managing Director of the Subadvisor, are primarily responsible for the day-to-day management of the International Fund. Mr. Wright, who has been employed by Stewart Ivory for over 28 years, and Mr. Burns, who has been employed by Stewart Ivory for over 9 years, have managed the Fund and its predecessor, Babson-Stewart Ivory International Limited Partnership III, since its inception. They are assisted by a team of investment professionals that have responsibility for specific countries.

EMERGING MARKETS FUND: ANGUS J. TULLOCH and STUART W. PAUL are primarily responsible for the day-to-day management of the Emerging Markets Fund. Mr. Tulloch, who is a Director of Stewart Ivory and head of the Asia Pacific (ex-Japan) desk, has been employed by Stewart Ivory for over 10 years. Mr. Paul, a Chartered Financial Analyst, is the head of the Emerging Markets (ex-Asia) desk, and has been employed by Stewart Ivory since 1994. Prior to that, he was a Chartered Accountant with Ernst & Young. Mr. Tulloch and Mr. Paul have managed the Fund since its inception. They are assisted by a team of investment professionals that have responsibility for specific countries.


CERTAIN PERFORMANCE INFORMATION
RELATED TO OTHER ACCOUNTS
BABSON GROWTH FUND
The information presented below provides related performance information which may be useful to consider before investing in the DLB Growth Fund. The quoted performance data below does not represent the historical performance of the DLB Growth Fund and should not be interpreted as being indicative of the past or future performance of the Fund. The expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the DLB Growth Fund, as well as any changes in market conditions, are all reasons that the performance results of the Fund may vary from the related performance results shown below.

In addition to serving as investment advisor to the DLB Growth Fund, the Manager has also served as the investment subadvisor to the Babson Growth Fund since its inception. The Babson Growth Fund is a registered investment company having substantially similar (although not necessarily identical) investment objectives, policies and strategies as the DLB Growth Fund. James B. Gribbell, the individual primarily responsible for the day-to-day management of the DLB Growth Fund, has been the individual primarily responsible for the day-to-day management of the Babson Growth Fund since January 1, 1996. From 1993 to 1995, Mr. Gribbell was the assistant portfolio manager of the Babson Growth Fund.

The bar chart below illustrates the variability of returns achieved by the Manager for the Babson Growth Fund. The table following the bar chart compares the average annual total returns that the Manager achieved for the Babson Growth Fund over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Babson Growth Fund invests. In each case, the performance of the Babson Growth Fund has been adjusted to give effect to the fees and expenses of the DLB Growth Fund (without giving effect to any expense waivers or reimbursements) during the 1999 fiscal year.

                  1990     1991     1992     1993     1994
                  ----     ----     ----     ----     ----
                 -9.52%   25.95%    9.01%   10.18%   -0.65%

                  1995     1996     1997     1998     1999
                  ----     ----     ----     ----     ----
                 31.31%   21.68%   27.85%   32.09%   12.40%


Best Quarter: 4th Quarter 1998, +26.20% Worst Quarter: 3rd Quarter 1990, -17.28% The Babson Growth Fund's year-to-date return through March 31, 2000 was 15.79%


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                              For Similar Account*
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
--------------------------------------------------------------------------------
Babson Growth
Fund                        12.40%         23.81%         24.84%          15.22%
S&P 500 Index               21.04%         27.56%         28.56%          18.21%
Russell 1000
Growth Index                33.16%         34.07%         32.41%          20.32%
--------------------------------------------------------------------------------

*   As of December 31, 1999, the Babson Growth Fund had $500 million in assets.


The Standard & Poors 500 Index (S&P 500 Index) is a broad-based index of common stocks frequently used as a general measure of stock market performance.


The Russell 1000 Growth Index is an unmanaged index that contains those Russell 1000 Index securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth than the value universe.


MICRO CAP ACCOUNTS
The information presented below provides related performance information which may be useful to consider before investing in the Micro Cap Fund. The quoted performance data below does not represent the historical performance of the Micro Cap Fund and should not be interpreted as being indicative of the past or future performance of the Fund. The expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions, portfolio composition and investment policies of the Micro Cap Fund, as well as any changes in market conditions, are all reasons that the performance results of the Fund may vary from the related performance results shown below.

In addition to serving as investment advisor to The DLB Fund Group, the Manager has also served since May 1, 1994, as the investment manager of other private accounts that have investment objectives, policies and strategies that are substantially similar (although not necessarily identical) to those of the Micro Cap Fund (collectively, the "Micro Cap Accounts").

Paul S. Szczygiel, the individual primarily responsible for the day-to-day management of the Micro Cap Fund, has been the individual primarily responsible for the day-to-day management of the Micro Cap Accounts since the inception of those accounts.

The performance information shown below is based on a composite of the Micro Cap Accounts adjusted to give effect to the estimated fees and expenses of the Micro Cap Fund (without giving effect to any expense waivers or reimbursements) during the 1999 fiscal year. The bar chart below illustrates the variability of returns achieved by the Manager for the Micro Cap Accounts. The table following the bar chart compares the average annual total returns that the Manager achieved for the Micro Cap Accounts over time to those of a broad-based securities market index and to those of an index of securities comparable to those in which the Micro Cap Accounts invest.

                  1995     1996     1997     1998     1999
                  ----     ----     ----     ----     ----
                 35.77%   56.70%   47.19%   -6.28%   10.83%


Best Quarter: 2nd Quarter 1999, +22.31% Worst Quarter: 3rd Quarter 1998, -21.57% The Micro Cap Accounts' year-to-date return through March 31, 2000 was 20.95%.


--------------------------------------------------------------------------------
                          Average Annual Total Returns
                              For Similar Account*
                    For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                            1 Year        3 Years        5 Years         5/1/94
--------------------------------------------------------------------------------
Micro Cap
Accounts                    10.83%         15.20%         26.60%         25.05%
Russell 2000
Index                       21.26%         13.08%         16.69%         14.65%
Russell 2000
Value Index                 -1.49%          6.69%         13.14%         11.28%
--------------------------------------------------------------------------------

* As of December 31, 1999, the Micro Cap Accounts consisted of 4 accounts totaling $64.8 million in assets.

The Russell 2000 Index is a broad-based index that consists of the 2000 smallest securities in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization. This index is a commonly used measure of the stock performance of small and medium-size companies in the United States.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Unlike the Micro Cap Fund, the Micro Cap Accounts are comprised of accounts that were not registered under the Investment Company Act of 1940 and therefore were not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Micro Cap Accounts are comprised of accounts that were not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Micro Cap Accounts had all been registered under the 1940 Act, and subject to Subchapter M of the Code, their performance might have been adversely affected.

INVESTING IN THE FUNDS

HOW TO OPEN AN ACCOUNT
Before investing in a Fund you will need to open an account with The DLB Fund Group. You can open an account by completing and returning to The DLB Fund Group a signed account application. Account applications are available from The DLB Fund Group, whose address and toll free number are provided on the back of this prospectus.

When completing the application, please be sure to provide your social security number or taxpayer identification number on the application and designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts or any change in the accounts originally designated must be made by you in writing, with the signature medallion guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.


HOW TO PURCHASE SHARES
You may purchase shares of each Fund directly from The DLB Fund Group on any day when the New York Stock Exchange ("NYSE") is open for business. The NYSE is closed on weekend days, most national holidays and Good Friday. Before placing an order for Fund shares, you should call the Manager at 1-888-722-2766, Attn:
The DLB Fund Group Coordinator.


PURCHASE PRICE: The purchase price of a share of a Fund, other than the International Fund and the Emerging Markets Fund, is the net asset value next determined after your purchase order is received in good order. Generally, a purchase order is in good order if the Funds' Transfer Agent, Investors Bank & Trust Company ("IBT"), has received the consideration for the Fund shares before the relevant deadline, which is described below under "Purchases."

Shares of the International Fund and the Emerging Markets Fund are sold at their offering price, which is the net asset value per share next determined after your purchase order is received in good order plus any purchase premium established from time to time by The DLB Fund Group for the particular Fund. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. For each of the International Fund and the Emerging Markets Fund, the purchase premium currently in effect is 0.50% of the amount invested. These premiums are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Purchase premiums are not sales loads. In certain limited circumstances, the purchase premiums for the International Fund or the Emerging Markets Fund may be waived in part or in full. These circumstances are described in footnote 2 to the Shareholder Fees table of the "Expense Information" section relating to such Fund.

In most cases, if the Funds' Transfer Agent, IBT, does not receive the consideration before the relevant deadline, The DLB Fund Group will not consider the purchase to be in good order. This means that you must resubmit the purchase order and consideration on the following business day, unless IBT can credit the con-sideration to the account of a specific Fund. The Funds do not impose a sales charge on purchases.

MINIMUM INVESTMENT: The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000. If you open multiple accounts with The DLB Fund Group, you may aggregate your investments in the Funds to satisfy the minimum investment requirement. You may also satisfy the minimum initial investment requirement by making an initial investment of at least $25,000 in a Fund and investing the remainder of the $100,000 minimum initial investment within 12 months.

PURCHASES:  You may purchase shares of a Fund utilizing the following methods:

     CASH (by wire transfer only). You must transmit all federal funds to IBT to Account No. 777777722 for the account of the specific Fund. ("Federal funds" are monies credited to IBT's account with the Federal Reserve Bank of Boston.) The deadline for wiring federal funds is 2:00 p.m. Eastern time.

     SECURITIES (only by transferring common stocks on deposit at The Depository Trust Company ("DTC"), or appropriate fixed income securities, which the Manager has determined are acceptable). In the case of an investment in-kind, you must place your securities on deposit at DTC by 4:00 p.m. Eastern time, the deadline for transferring those securities to the account designated by the custodian for the Funds (IBT).

The Manager will not accept securities, in exchange for Fund shares, unless:

o the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund. (The Manager will accept securities, in exchange for Fund shares, for investment only and not for resale.);

o you represent and agree that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and

o the securities may be acquired under the investment restrictions applicable to the relevant Fund.

The Manager will value securities it accepts in exchange for Fund shares in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined" as of the time of the next determination of net asset value after acceptance. All dividends, interest, subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to The DLB Fund Group upon receipt by you from the issuer. If you purchase Fund shares in exchange for securities, you may, if you are subject to federal income taxation, recognize a gain or loss for federal income tax purposes, depending upon your basis in the securities tendered. In all cases, the Manager reserves the right to reject any particular investment.

     Cash and Securities. You will need to follow the above instructions for purchases made with a combination of cash and securities.

Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The DLB Fund Group will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction. The DLB Fund Group reserves the right at any time to reject an order.

HOW TO SELL SHARES
You may redeem Fund shares on any day when the NYSE is open for business.

The Funds will redeem their shares at a price equal to their net asset value per share next determined after IBT receives the redemption request in good order. A redemption request is in good order if it:

o includes the correct name in which shares are registered, your account number and the number of shares or the dollar amount of shares to be redeemed; and

o is signed correctly in accordance with the form of registration. (Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting.)

There is no redemption fee for any of the Funds.

REDEMPTION REQUESTS: You should send redemption requests to The DLB Fund Group. To help facilitate the timely payment of redemption proceeds, you should telephone the Manager at 1-888-722-2766, Attn: The DLB Fund Group Coordinator, at least two days before submitting a request.

PAYMENT OF REDEMPTION PROCEEDS: The DLB Fund Group will make payment on redemption as promptly as possible and in any event within seven days after IBT receives your redemption request in good order.

     CASH PAYMENTS. The DLB Fund Group will make cash payments generally by transfer of Federal funds for payment into your account the next business day following the redemption request.

     IN KIND. If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may instead pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund. The DLB Fund Group will transfer and deliver in-kind redemptions as you direct. The Fund will value securities used to redeem Fund shares in kind in accordance with the relevant Fund's procedures for valuation described under "How Share Price Is Determined." You generally will incur brokerage charges on the sale of any securities that you receive in payment of redemptions.

Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the NYSE is closed for reasons other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

HOW SHARE PRICE IS DETERMINED
The DLB Fund Group determines the net asset value of a share of each Fund at 4:15 p.m., Eastern time, on each day that the NYSE is open. The DLB Fund Group does not accept orders or compute a Fund's net asset value on days when the NYSE is closed.

The DLB Fund Group determines the net asset value per share for a Fund by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund.

The DLB Fund Group values portfolio securities based on market value or, where market quotations are not readily available, based on fair value. More specifically, The DLB Fund Group values portfolio securities (including options and futures contracts) for which market quotations are available at the last quoted sale price, or, if there is no reported sale, at the closing bid price. The DLB Fund Group values securities traded in the over-the-counter market at the most recent bid price as obtained from one or more dealers that make markets in the securities. For portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges, The DLB Fund Group will value the securities according to the broadest and most representative market. The DLB Fund Group values unlisted securities for which market quotations are not readily available at the most recent quoted bid price. Short-term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by The DLB Fund Group's Board of

Trustees. Determination of fair value will be based upon those factors that are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

FOREIGN SECURITIES: Because of time zone differences, foreign exchanges and securities markets will usually be closed before the closing of the NYSE. Therefore, The DLB Fund Group will determine the value of foreign securities as of the closing of those exchanges and securities markets. Events affecting the values of foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time a Fund determines its net asset value. If an event materially affecting the value of foreign securities occurs during this period, then The DLB Fund Group will value such securities at fair value as determined in good faith in accordance with procedures adopted by the Trustees. In addition, the Funds may hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not accept orders or price their shares. As a result, the value of any such securities held by a Fund may change on days when you will not be able to purchase or redeem the Fund's shares.

The prices of foreign securities are quoted in foreign currencies. The DLB Fund Group converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines net asset value. Changes in the exchange rate, therefore, will affect the net asset value of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.


DISTRIBUTION AND SERVICE
(RULE 12B-1) PLANS
The DLB Fund Group has adopted a distribution and service plan for each Fund (each, a "Plan") under Rule 12b-1 of the Investment Company Act of 1940. The Trustees, however, have no intention of implementing any Plan during The DLB Fund Group's current fiscal year. The purposes of a Plan, if implemented, would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, to reduce redemptions or to improve services provided to shareholders by such dealers and other persons. Each Plan would permit a Fund to pay an annual asset-based charge of up to 0.50% for these purposes, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the Trustees would determine the amount of payments under each Plan, and the specific purposes for which they were made.


PRINCIPAL UNDERWRITER
Babson Securities Corp. ("BSC") serves as the principal underwriter of each Fund. In its capacity as principal underwriter, BSC solicits applications for the purchase of shares of each Fund and may assist investors in transmitting applications to each Fund or its agent. BSC does not, however, buy or sell or accept orders for the purchase or sale of shares of any Fund.

DISTRIBUTIONS


Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net realized long-term capital gains, if any, after giving effect to any available capital loss carryovers. The Fixed Income Fund's policy is to declare and pay distributions of its net investment income monthly. The policy of each other Fund is to declare and pay distributions of its net investment income at least annually. Each Fund also intends to distribute realized net short-term capital gains and net long-term capital gains at least annually.


Each Fund will pay all dividends and/or distributions in shares of the relevant Fund, at net asset value, unless you elect to receive cash. You may make this election by marking the appropriate box on the application form or by writing to The DLB Fund Group.

TAXES

The following is a general summary of the federal income tax consequences for the Funds and shareholders who are U.S. citizens or residents or domestic corporations. You should consult your own tax advisor about the tax consequences of investments in a Fund in light of your particular tax situation. You should also consult your own tax advisor about consequences under foreign, local or other applicable tax laws.

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under SubchapterM of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of long-term capital gains are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether the distributions are received in cash or in reinvested shares.

Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's invesment (and thus were included in the price paid by the shareholder). This issue can arise in any Fund, in particular with respect to distributions on shares of the International Fund, which had unrealized gains at the time of its formation.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than 12 months. Otherwise, the gain on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain. In general, any loss realized upon a taxable disposition of shares will be treated as long-term capital loss if the shares have been held for more than 12 months, and otherwise as short-term capital loss. Any loss recognized on the sale or disposition of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares of the Fund. All or a portion of any loss realized upon a taxable disposition of a Fund's shares will be disallowed if other shares of the same Fund or another Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.


The DLB Fund Group will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.


FOREIGN WITHHOLDING TAXES: The investments of the Global Small Cap Fund, the International Fund and the Emerging Markets Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Funds' yields on those securities would be decreased. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Funds' investments in foreign securities or foreign currencies may increase or accelerate the Funds' recognition of ordinary income and may affect the timing or amount of the Funds' distributions.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the period of the Fund's operations (since each Fund is less than 5 years old). Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).


The financial highlights for each of the periods through October 31, 1999, have been derived from the Funds' financial statements, which have been audited by Deloitte & Touche LLP, whose report, along with each Fund's financial statements, is included in each Fund's Annual Report. Each Fund's Annual and Semi-Annual Reports are available upon request as indicated on the back cover of this Prospectus.

DLB FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
                                                          Ten Months
                                                             Ended                Years Ended December 31,          Period Ended
                                                          October 31,   -------------------------------------------  December 31,
                                                             1999            1998          1997           1996          1995**
-------------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
   Net asset value- beginning of period                  $       10.72  $       10.61  $       10.11  $       10.26  $      10.00
                                                         -------------  -------------  -------------  -------------  ------------
   Income from investment operations:
     Net investment income                                         .48            .63            .42            .53           .28
     Net realized and unrealized gain (loss) on
     investments                                                  (.60)           .20            .49           (.15)          .37
                                                         -------------  -------------  -------------  -------------  ------------
                                                                  (.12)           .83            .91            .38           .65
                                                         -------------  -------------  -------------  -------------  ------------
   Less distributions to shareholders:
     From net investment income (1)                               (.48)          (.63)          (.41)          (.53)         (.28)
     From net realized gain on investments                        --             (.09)          --             --            (.11)
                                                         -------------  -------------  -------------  -------------  ------------
                                                                  (.48)          (.72)          (.41)          (.53)         (.39)
                                                         -------------  -------------  -------------  -------------  ------------
   Net asset value- end of period                        $       10.12  $       10.72  $       10.61  $       10.11  $      10.26
                                                         =============  =============  =============  =============  ============

   Total return                                                  (1.08%)         8.04%          9.03%          3.70%        14.75% *

   Ratios and Supplemental Data:
     Ratio of expenses to average net assets                       .55% *         .55%           .55%           .55%          .55% *
     Ratio of net investment income to average net assets         5.63% *        5.71%          5.74%          6.36%         6.24% *
     Portfolio turnover                                             58%            50%            44%            65%           42%
     Net assets at end of period (000 omitted)           $      36,540  $      33,858  $      32,155  $      15,261  $      5,325

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .55% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:



     Net investment income                               $         .46  $         .60  $         .38  $         .44  $        .19

     Ratios (to average net assets):
       Expenses                                                    .79% *         .80%          1.06%         1.66%          2.50% *
       Net investment income                                      5.40% *        5.45%          5.22%         5.25%          4.33% *
---------------------------------------------------------------------------------------------------------------------------------
  *      Annualized
  **     For the period from July 25, 1995 (commencement of operations) to December 31, 1995.
  (1)    Distributions in excess of net investment income for the year ended December 31, 1996 were less than $.01 per share.


DLB VALUE FUND
FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------------------------------------------------------
                                                   Ten Months
                                                     Ended                   Years Ended December 31,               Period Ended
                                                   October 31,        ---------------------------------------        December 31,
                                                      1999             1998            1997            1996             1995**
-------------------------------------------------------------------------------------------------------------------------------
  Per share data
  (for a share outstanding throughout each period):
    Net asset value- beginning of period             $ 14.48          $ 14.91         $ 12.53         $ 10.58          $ 10.00
                                                     -------          -------         -------         -------          -------
    Income from investment operations:
       Net investment income                             .29              .27             .15             .16              .09
       Net realized and unrealized gain on
          investments                                    .14              .50            3.15            2.38              .73
                                                     -------          -------         -------         -------          -------
                                                        0.43              .77            3.30            2.54              .82
                                                     -------          -------         -------         -------          -------
    Less distributions to shareholders:
       From net investment income (1)                     -              (.27)           (.15)           (.16)            (.09)
       From net realized gain on investments (1)          -              (.93)           (.70)           (.41)            (.15)
       In excess of net realized gain on investment       -                -             (.07)           (.02)              -
                                                     -------          -------         -------         -------          -------
                                                          -             (1.20)           (.92)           (.59)            (.24)
                                                     -------          -------         -------         -------          -------
    Net asset value- end of period                   $ 14.91          $ 14.48         $ 14.91         $ 12.53          $ 10.58
                                                     =======          =======         =======         =======          =======

    Total Return                                       2.98%            5.25%          26.35%          23.99%           18.64%  *

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets          .74%  *          .60%            .71%            .80%             .80%  *
       Ratio of net investment income to
          average net assets                           2.22%  *         1.85%           1.40%           1.56%            2.02%  *
       Portfolio turnover                                28%              21%             25%             23%               7%
       Net assets at end of period (000 omitted)     $74,383          $71,911         $56,449         $19,228          $10,818

For certain periods indicated below, the manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

       Net investment income                         $    -             $ .25           $ .13           $ .09            $ .02

       Ratios (to average net assets):
         Expenses                                         -              .75%            .92%           1.50%            2.43%  *
         Net investment income                            -             1.69%           1.19%            .86%            0.40%  *
-------------------------------------------------------------------------------------------------------------------------------
  *    Annualized

  **   For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

  (1)  Distributions from net investment income and from net realized gain on investments for the ten months ended
       October 31, 1999 was less than $.01  per share.

DLB GROWTH FUND
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------
                                                                       Ten Months      Period Ended
                                                                    Ended October 31,   December 31,
                                                                           1999             1998**
----------------------------------------------------------------------------------------------------
  Per share data
  (for a share outstanding throughout each period):
     Net asset value- beginning of period                                 $12.82            $10.00
                                                                          ------            ------

     Income from investment operations:
        Net investment income                                               0.02              0.05
        Net realized and unrealized gain on investments                     0.09              3.09
                                                                           -----             ----

                                                                            0.11              3.14
                                                                           -----             ----
     Less distributions to shareholders:
        From net investment income (1)                                       -               (0.05)
        From net gain on investments (1)                                     -               (0.27)
                                                                           -----             ----

                                                                             -               (0.32)
                                                                           -----             ----

     Net asset value- end of period                                       $12.93            $12.82
                                                                          ======            ======

     Total return                                                          0.85%            31.33%

     Ratios and Supplemental Data:
        Ratio of expenses to average net assets                             .68% *            .80% *
        Ratio of net investment income to average net assets                .19% *            .48% *
        Portfolio turnover                                                   66%               34%
        Net assets at end of period (000 omitted)                       $115,991           $33,054

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .80% of average daily net assets. Without such agreement, the investment income per share and ratios would have been:

        Net investment income                                           $    -             $   .03

        Ratios (to average net assets):
          Expenses                                                           -                .95% *
          Net investment income                                              -                .32% *
----------------------------------------------------------------------------------------------------
  *     Annualized
  **    For the period from January 20, 1998 (commencement of operations) to December 31, 1998.
  (1)   Distributions from net investment income and from net gain on investments for the ten months ended
        October 31, 1999 was less than $.01 per share.

DLB DISCIPLINED GROWTH FUND
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                                                    Ten Months          Years Ended December 31,
                                                                       Ended        ------------------------------    Period Ended
                                                                    October 31,                                       December 31,
                                                                        1999            1998             1997            1996 **
----------------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
Net asset value- beginning of period                               $       15.89    $       14.55    $       11.66    $       10.00
                                                                   -------------    -------------    -------------    -------------
Income from investment operations:
   Net investment income (loss)                                             (.03)             .01              .03              .01
   Net realized and unrealized gain on investments                          1.39             3.72             3.73             1.84
                                                                   -------------    -------------    -------------    -------------
                                                                            1.36             3.73             3.76             1.85
                                                                   -------------    -------------    -------------    -------------
Less distributions to shareholders:
   From net investment income (1)                                            --              (.01)            (.03)            (.01)
   From net realized gain on investments (1)                                 --             (2.38)            (.83)            (.18)
   In excess of net realized gain on investment                              --               --              (.01)             --
                                                                   -------------    -------------    -------------    -------------
                                                                             --             (2.39)            (.87)            (.19)
                                                                   -------------    -------------    -------------    -------------
Net asset value- end of period                                     $       17.25    $       15.89    $       14.55    $       11.66
                                                                   =============    =============    =============    =============
Total Return                                                                8.60%           25.71%           32.23%           18.51%

Ratios and Supplemental Data:
   Ratio of expenses to average net assets                                   .90%   *         .90%             .90%           .90% *
   Ratio of net investment income (loss) to average net assets              (.20%)  *         .08%             .23%           .43% *
   Portfolio turnover                                                         97%              81%              46%            10%
   Net assets at end of period (000 omitted)                       $      41,683    $      35,308    $      25,069          $13,897


The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement, the investment loss per share and ratios would have been:

   Net investment loss                                             $        (.06)   $        (.02)   $        (.06)   $        (.01)

   Ratios (to average net assets):
     Expenses                                                               1.09%   *       1.14%            1.55%           1.82% *
     Net investment loss                                                    (.39%)  *       (.17%)           (.43%)          (.50%)*
----------------------------------------------------------------------------------------------------------------------------------
  *      Annualized

  **     For the period from August 26, 1996 (commencement of operations) to December 31, 1996.

  (1) Distributions from net investment income and from realized gains on investments for the ten months ended October 31, 1999 were less than $.01 per share.

DLB ENTERPRISE III FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
                                                   Ten Months             Years Ended December 31,
                                                     Ended        ----------------------------------------    Period Ended
                                                   October 31,                                                December 31,
                                                      1999           1998           1997           1996           1995**
--------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
Net asset value- beginning of period               $    11.90     $    14.19     $    11.51     $    10.75     $    10.00
                                                   ----------     ----------     ----------     ----------     ----------
Income from investment operations:
   Net investment income                                  .07            .10            .08            .15            .08
   Net realized and unrealized gain (loss) on
   investments                                          (1.04)         (1.36)          3.72           1.44            .84
                                                   ----------     ----------     ----------     ----------     ----------

                                                         (.97)         (1.26)          3.80           1.59            .92
                                                   ----------     ----------     ----------     ----------     ----------
Less distributions to shareholders:
   From net investment income (1) (2)                    --             (.10)          (.08)          (.15)          (.08)
   From net realized gain on investments (1) (2)         --             (.93)         (1.04)          (.68)          (.09)
                                                   ----------     ----------     ----------     ----------     ----------
                                                         --            (1.03)         (1.12)          (.83)          (.17)
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value- end of period                     $    10.93     $    11.90     $    14.19     $    11.51     $    10.75
                                                   ==========     ==========     ==========     ==========     ==========

Total Return                                           (8.11%)        (8.63%)        32.95%         14.75%         21.17% *

Ratios and Supplemental Data:
   Ratio of expenses to average net assets               .90% *         .76%           .90%           .90%           .90% *
   Ratio of net investment income to
     average net assets                                  .71% *         .77%           .78%          1.28%          1.90% *
   Portfolio turnover                                     48%            28%            32%            25%             6%
   Net assets at end of period (000 omitted)       $   32,612     $   29,940     $   27,358     $   13,690     $   10,929

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed .90% of average daily net assets. Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income per share and ratios would have been:

       Net investment income                       $      .06     $      .06     $      .04     $      .05     $      .01

       Ratios (to average net assets):
         Expenses                                       1.00% *        1.02%          1.33%          1.77%          2.50% *
         Net investment income                           .61% *         .51%           .36%           .41%           .32% *
--------------------------------------------------------------------------------------------------------------------------
  *      Annualized

  * *    For the period from July 25, 1995 (commencement of operations) to December 31, 1995.

  (1)    Distributions in excess of net investment income and distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $.01 per share.

  (2)    Distributions from net investment income and from net realized gains on investments for the ten months ended
         October 31, 1999 were less than $.01 per share.

DLB MICRO CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------
                                                                                       Ten Months       Period Ended
                                                                                         Ended          December 31,
                                                                                    October 31, 1999        1998**
--------------------------------------------------------------------------------------------------------------------
  Per share data
  (for a share outstanding throughout each period):
    Net asset value- beginning of period                                                $  8.61            $ 10.00
                                                                                        -------            -------
    Gain (loss) from investment operations:
       Net investment loss                                                                 (.01)              (.01)
       Net realized and unrealized gain (loss) on investments                               .29              (1.38)
                                                                                        -------            -------

                                                                                            .28              (1.39)
                                                                                        -------            -------

    Net asset value- end of period                                                        $8.89              $8.61
                                                                                        =======            =======

    Total return                                                                          2.92%            (13.90%)

    Ratios and Supplemental Data:
       Ratio of expenses to average net assets                                            1.30% *            1.30% *
       Ratio of net investment loss to average net assets                                 (.18%)*            (.28%)*
       Portfolio turnover                                                                   68%                51%
       Net assets at end of period (000 omitted)                                        $31,819            $19,910

  The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the
  Fund's total expenses do not exceed 1.30% of average daily net assets.  Without such agreement, the investment loss per share and ratios would have been:

       Net investment loss                                                               $ (.02)            $ (.03)

       Ratios (to average net assets):
         Expenses                                                                         1.51% *            1.77% *
         Net investment loss                                                              (.39%)*            (.76%)*
--------------------------------------------------------------------------------------------------------------------
*      Annualized
**     For the period from July 20, 1998 (commencement of operations) to December 31, 1998.

DLB GLOBAL SMALL CAPITALIZATION FUND
FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------------
                                                              Ten Months
                                                                 Ended           Years Ended December 31,        Period Ended
                                                               October 31,   --------------------------------     December 31,
                                                                 1999         1998         1997         1996         1995**
-----------------------------------------------------------------------------------------------------------------------------
Per share data
(for a share outstanding throughout each period):
  Net asset value- beginning of period                          $10.78       $11.27       $11.19       $10.33       $10.00
                                                                ------       ------       ------       ------       ------
  Income from investment operations:
    Net investment income                                          .01          .01          .02          .01          .07
    Net realized and unrealized gain on investments
       and foreign currency                                       1.01          .40          .50         1.01          .33
                                                                ------       ------       ------       ------       ------
                                                                  1.02          .41          .52         1.02          .40
                                                                ------       ------       ------       ------       ------
  Less distributions to shareholders:
    From net investment income                                    --           (.01)        (.01)        (.01)        (.07)
    In excess of net investment income                            --           (.08)        --           --           --
    From net realized gain on investments and foreign
       currency transactions (1)                                  --           (.81)        (.02)        (.11)        --
    In excess of net realized gain on investments and
       foreign currency transactions                              --           --           (.01)        (.04)        --
    Tax return of capital                                         --           --           (.40)        --           --
                                                                ------       ------       ------       ------       ------
                                                                  --           (.90)        (.44)        (.16)        (.07)
                                                                ------       ------       ------       ------       ------
  Net asset value- end of period                                $11.80       $10.78       $11.27       $11.19       $10.33
                                                                ======       ======       ======       ======       ======

      Total return                                               9.48%        3.73%        4.66%        9.85%        4.07%

      Ratios and Supplemental Data:
        Ratio of expenses to average net assets                 1.50% *       1.50%        1.50%        1.50%        1.46%  *
        Ratio of net investment income to average net assets     .10% *        .10%         .22%         .09%        1.46%  *
        Portfolio turnover                                        45%           36%          44%          22%           5%
        Net assets at end of period (000 omitted)              $15,615      $14,310      $13,887      $12,586      $10,509

The manager has agreed with the Fund to reduce its management fee and/or bear certain expenses, such that the Fund's total expenses do not exceed 1.50% of average daily net assets.  Without such agreement and had the 1995 expenses been limited to that permitted by state securities law, the investment income (loss) per share and ratios would have been:

        Net investment income (loss)                            $ (.04)      $ (.08)      $ (.05)      $ (.10)       $ .02

        Ratios (to average net assets):
           Expenses                                              2.03% *      2.00%        2.14%        2.36%        2.50%  *
           Net investment income (loss)                          (.43%)*      (.40%)       (.42%)       (.77%)        .42%  *
-----------------------------------------------------------------------------------------------------------------------------
    *      Annualized

    **     For the period from July 19, 1995 (commencement of operations) to December 31, 1995.

    (1)    Distributions from net realized gain on investments for the ten months ended October 31, 1999 was less than $.01 per share.

APPENDIX
ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS

The Funds may invest in a wide range of investments and engage in various investment transactions and practices, in addition to the Funds' principal investment strategies described in the section entitled "About the Funds." These practices are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees of The DLB Fund Group without the consent of shareholders. Some of the more significant practices and associated risks are discussed below. You will find additional information about the Funds' investment policies and associated risks in the Statement of Additional Information.

CASH RESERVES
Each Fund generally intends to stay fully invested in the types of securities that represent its principal investment strategies. However, each Fund may hold a portion of its assets in cash, money market instruments or other high-quality short-term debt obligations readily changeable to cash, such as treasury bills, commercial paper or repurchase agreements, at the discretion of the Manager and/or Subadvisor to provide for expenses and anticipated redemption payments and to carry out an orderly investment program in accordance with the Fund's investment policies.

CHANGE IN CAPITALIZATION /
CHANGE IN CREDIT RATING
At the time of making an investment, the principal investment strategies of the Value Fund, the Enterprise III Fund, the Micro Cap Fund and the Global Small Cap Fund generally limit investments by those Funds to issuers that meet certain market capitalization requirements. For example, the Enterprise III Fund invests primarily in companies that have market capitalizations at the time of investment between $400 million and $2 billion. However, once the initial investment has complied with the market capitalization requirements, the Fund may continue to hold, and may even add to its holdings of, securities of companies whose market capitalizations later transgress the specified maximum (or minimum) capitalization. Thus, for instance, the Enterprise III Fund does not have to sell, and may hold or add to its holdings of, the securities of an issuer even if that issuer's market capitalization increases above $2 billion after the Fund makes its investment in the issuer.

Similarly, the Fixed Income Fund may hold securities that lose investment grade quality after the Fund's investment in those securities if, in the opinion of the Manager, the investment remains appropriate under the circumstances. If at any time, however, more than 5% of the Fixed Income Fund's assets are below investment grade quality, the Manager will dispose of such securities as are necessary to reduce the holdings to 5% or less.

CHANGES TO INVESTMENT OBJECTIVES
Except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information, the Trustees may change the investment objective and policies of each Fund without shareholder approval. Any such change may result in a Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. A Fund will notify you of any changes in its investment objective or policies through a revised prospectus or other written communication.

EURO RISK
The Global Small Cap Fund, the International Fund and, to a lesser extent, the other Funds may be subject to an additional risk regarding their foreign securities holdings. On January 1, 1999, eleven countries in the European Monetary Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Funds operationally and may adversely impact the value and/or volatility of the securities held by the Funds.

STATEMENT OF ADDITIONAL INFORMATION
In the Statement of Additional Information you will find a list of fundamental and non-fundamental investment restrictions applicable to the Funds. The Statement of Additional Information also describes the following investment techniques and practices that may be used by the Funds, as indicated below:

ALL FUNDS:

    o       Money Market Instruments
    o       Preferred Stocks
    o       Convertible Securities
    o       When-Issued Securities
    o       Restricted / Illiquid Securities
    o       Repurchase Agreements
    o       Portfolio Turnover
    o       Lending of Portfolio Securities
    o       Derivatives
    o       Warrants and Rights
    o       REITs
    o       Foreign Securities

FIXED INCOME FUND:
    o       Adjustable Rate Securities
    o       Interest Rate Swaps and Related Instruments
    o       Municipal Bonds
    o       Strips and Residuals
    o       Zero Coupon Securities
    o       Loans and Other Direct Debt Instruments
    o       Reverse Repurchase Agreements and Dollar Roll Transactions

DISCIPLINED GROWTH FUND:
    o       Financial Futures
    o       Options

GLOBAL SMALL CAP FUND, INTERNATIONAL FUND AND EMERGING MARKETS FUND:
    o       Pooled Investment Vehicles
    o       Foreign Currency Transactions

You will also find additional information regarding the Global Small Cap Fund's policies with respect to the geographic diversification of its investments in the Statement of Additional Information.

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                         CAMBRIDGE, MASSACHUSETTS 02142


LEARNING MORE ABOUT THE FUNDS
You can learn more about the Funds in The DLB Fund Group by reading the Funds' ANNUAL AND SEMI-ANNUAL REPORTS and the STATEMENT OF ADDITIONAL INFORMATION
(SAI). This information is available free upon request.

In the Annual and Semi-Annual Reports, you will find a listing of portfolio securities and a discussion of market conditions and investment strategies that significantly affected each Fund's performance during the period covered by the Report. The SAI includes additional information about each Fund's investment policies, risks and operations. The SAI is incorporated by reference into this Prospectus (WHICH MEANS IT IS LEGALLY CONSIDERED A PART OF THIS PROSPECTUS).

HOW TO OBTAIN MORE INFORMATION
FROM THE DLB FUND GROUP: You may request information about the Funds (including the Annual and Semi-Annual Reports and the SAI) or make shareholder inquiries by any of the following methods:

        By regular mail or overnight courier
                The DLB Fund Group
                c/o David L. Babson and
                  Company Incorporated
                Marketing Department
                Attention:  The DLB Fund
                            Group Coordinator
                One Memorial Drive
                Cambridge, Massachusetts  02142

        By telephone
                1-888-722-2766
                Call for account or Fund information
                Monday through Friday 9 a.m. to 5 p.m.
                (Eastern time).

        By telefax
                1-617-494-1511


FROM THE SEC: Information about the Funds (including the SAI) can be reviewed and copied at the SEC's public reference room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also make an electronic request at: publicinfo@sec.gov or write to: SEC, Public Reference Section, Washington, D.C., 20549-0102. A fee will be charged for making copies.


Investment Company Act File Number 811-08690

                               THE DLB FUND GROUP

                              DLB FIXED INCOME FUND
                                 DLB VALUE FUND
                                 DLB GROWTH FUND
                           DLB DISCIPLINED GROWTH FUND
                             DLB ENTERPRISE III FUND
                          DLB MICRO CAPITALIZATION FUND
                      DLB GLOBAL SMALL CAPITALIZATION FUND
                      DLB STEWART IVORY INTERNATIONAL FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND
                               DLB HIGH YIELD FUND

                       STATEMENT OF ADDITIONAL INFORMATION



                                 April 28, 2000


         This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectuses of The DLB Fund Group dated on or after April 28, 2000, as amended from time to time, and should be read in conjunction therewith. Each reference to the term "Prospectus" in this Statement of Additional Information shall include The DLB Fund Group's prospectuses relating to the DLB Fixed Income Fund, the DLB Value Fund, the DLB Growth Fund, the DLB Disciplined Growth Fund, the DLB Enterprise III Fund, the DLB Micro Capitalization Fund, the DLB Global Small Capitalization Fund, the DLB Stewart Ivory International Fund, the DLB Stewart Ivory Emerging Markets Fund and the DLB High Yield Fund (collectively, the "Funds").


         The DLB Fund Group's audited financial statements for the fiscal year ended October 31, 1999 included in the Funds' Annual Reports are hereby incorporated into this Statement of Additional Information by reference. A copy of the Prospectus and each Fund's most recent Annual Report may be obtained free of charge by writing The DLB Fund Group, c/o David L. Babson & Co. Inc., Marketing Department, Attention: The DLB Fund Group Coordinator, One Memorial Drive, Cambridge, Massachusetts 02142, or by telephoning 1-888-722-2766.

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS.......................1
INVESTMENT RESTRICTIONS.......................................................1
INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS................................4
MANAGEMENT OF THE TRUST.......................................................8
INVESTMENT ADVISORY AND OTHER SERVICES.......................................11
ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS.................................15
ADDITIONAL INVESTMENT PRACTICES OF THE FIXED INCOME FUND
AND THE HIGH YIELD FUND......................................................23
ADDITIONAL INVESTMENT PRACTICES OF THE DISCIPLINED GROWTH
FUND AND THE HIGH YIELD FUND -- FUTURES AND OPTIONS..........................32
ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL
 SMALL CAP FUND..............................................................37
ADDITIONAL INVESTMENT PRACTICES OF THE GLOBAL SMALL CAP
FUND, THE INTERNATIONAL FUND AND THE EMERGING MARKETS FUND...................38
PORTFOLIO TRANSACTIONS.......................................................39
DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.............................43
INVESTMENT PERFORMANCE.......................................................50
DETERMINATION OF NET ASSET VALUE.............................................54
EXPERTS......................................................................54
REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS......................54
APPENDIX.....................................................................55

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS

         The investment objective and principal investment strategies and risks of each of the DLB Fixed Income Fund (the "Fixed Income Fund"), the DLB Value Fund (the "Value Fund"), the DLB Growth Fund (the "Growth Fund"), the DLB Disciplined Growth Fund, which was formerly known as the DLB Quantitative Equity Fund (the "Disciplined Growth Fund"), the DLB Enterprise III Fund, which was formerly known as the DLB Mid Capitalization Fund (the "Enterprise III Fund"), the DLB Micro Capitalization Fund (the "Micro Cap Fund"), the DLB Global Small Capitalization Fund (the "Global Small Cap Fund"), the DLB Stewart Ivory International Fund (the "International Fund"), the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund") and the DLB High Yield Fund (the "High Yield Fund") (each a "Fund," and collectively the "Funds") of The DLB Fund Group (the "Trust") are set forth in the Prospectus. This Statement of Additional Information includes additional information on those investment strategies and risks and on other strategies in which the Funds may engage and the risks associated with such strategies.


                             INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund:

                  (1) Borrow money in excess of 10% (33% in the case of the Growth Fund, Micro Cap Fund, International Fund, Emerging Markets Fund and High Yield Fund) of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased.

                  (2) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (3) Purchase or sell real estate (including real estate limited partnerships), although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, securities which represent interests in real estate and securities which are secured by interests in real estate, and the Fund may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as holder of debt obligations secured by real estate or interests therein or for use as office space for the Fund.

                  (4) Make loans, except by purchase of debt obligations (including non-publicly traded debt obligations), by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of the Fund's assets in the case of each Fund.

                  (5) Issue any senior security (as that term is defined in the Investment Company Act of 1940 (the "1940 Act")), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder. (The Funds have no intention of issuing senior securities except as set forth in Restriction 1 above.)

                  (6) Invest 25% or more of the value of its total assets in securities of issuers in any one industry. (Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities are not considered to represent industries.)

                  (7) Purchase or sell commodities or commodity contracts, including futures contracts, except that the Disciplined Growth Fund and the High Yield Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions.

         Restrictions (1) through (7) above are deemed to be "fundamental" investment policies.

         In addition, it is contrary to the present policy of each Fund to:

                  (a) Invest in (i) securities which at the time of such investment are not readily marketable, (ii) securities the disposition of which is restricted under federal securities laws, excluding restricted securities that have been determined by the Trustees of the Trust (or the person designated by them to make such determination) to be readily marketable, and (iii) repurchase agreements maturing in more than seven days if, as a result, more than 15% of the Fund's net assets (taken at current value) would then be invested in securities described in (i), (ii) and (iii) above.

         It is also contrary to the present policy of the Fixed Income Fund, the Value Fund, the Disciplined Growth Fund and the Global Small Cap Fund to:

                  (b) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

                  (c) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Funds have no current intention in the coming year of engaging in short sales or maintaining a short position.

                  (d) Invest in securities of other investment companies, except by purchase in the open market involving only customary brokers' commissions, or in connection with mergers, consolidations or reorganizations. For purposes of this restriction, foreign banks or their agents or subsidiaries are not considered investment companies.

                  (e) Acquire more than 10% of the voting securities of any issuer.

                  (f) Invest in warrants or rights (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that the Fund may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so long as no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

                  (g) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (h) Make investments for the purpose of gaining control of a company's management.

         Unlike Restrictions (1) through (7) above, Restrictions (a) through (h) above are deemed to be "non-fundamental" investment policies of the applicable Funds and therefore may be changed by the Trust's Trustees without shareholder approval.

         Except as otherwise indicated in Restriction (1) or Restriction (a) above, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

                 INCOME DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         The tax status of each Fund and the distributions that it may make are summarized in the Prospectus under the headings "Distributions" and "Taxes." Each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gain, if any, after giving effect to any available capital loss carry-over. Net capital gain is the excess of net long-term capital gain over net short-term capital loss.

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order so to qualify and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or firm commitments) derived with respect to its business of investing in such stock, securities or currencies;
(b) distribute at least 90% of its dividend, interest and certain other income (including, in general, short-term capital gains) each year; and (c) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the market value of the Fund's assets is represented by cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. So long as a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for taxation as a regulated investment company.

         In general, all dividends derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (subject to special rules concerning the availability of the dividends-received deduction for corporations) and distributions of long-term capital gains are taxable to investors as such, regardless of how long a shareholder may have owned shares in the relevant Fund or whether such distributions are received in shares or cash. Tax exempt organizations or entities will generally not be subject to federal income tax on dividends or distributions from a Fund, except certain organizations or entities, including private foundations, social clubs, and others, which may be subject to tax on dividends or capital gains. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus were included in the price paid by the shareholder). A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distribution in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

         If a Fund engages in certain transactions, such as firm commitments and hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of the Fund's securities and convert short-term capital gains or losses into long-term capital gains or losses. Such transactions may therefore affect the amount, timing and character of distributions to shareholders.

         A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income and gains not yet received. In such cases, the Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

         Investment by a Fund in certain "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on distributions received from, or the sale of its investment in, such a company, which tax could not be eliminated by making distributions to Fund shareholders. To avoid this treatment, a Fund may elect to mark to market annually all of its stock in a passive foreign investment company. Alternatively, if a Fund elects to treat a passive foreign investment company as a "qualified electing fund," different rules would apply, although the Funds do not currently expect to be in the position to make such elections.

         The dividends-received deduction for corporations will generally apply to a Fund's dividends paid from investment income to the extent derived from dividends received by the Fund from domestic corporations that would be entitled to such deduction in the hands of the Fund if it were a regular corporation. A corporate shareholder will only be eligible to claim a dividends-received deduction with respect to a dividend from the Fund if the shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. The dividends-received deduction is not available to Subchapter S corporations.

         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). The back-up withholding is not an additional tax and is creditable against a shareholder's tax liability. Special withholding rules, described below, may apply to foreign shareholders.

         FOREIGN WITHHOLDING TAXES. Certain of the Funds that invest in foreign securities may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.

         If, at the end of the fiscal year, more than 50% of the total assets of any Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement). Shareholders of any of the Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.

         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 183 days during the taxable year, and certain other conditions apply.

Foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders that are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.

         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 2000. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 2001 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             MANAGEMENT OF THE TRUST

         Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by David L. Babson & Co. Inc. (the "Manager"). The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

TRUSTEES

         CHARLES E. HUGEL, age 71, serves as a Director Eldorado Bancshares, Inc., a commercial bank holding company. He is also past Chairman of the Board of Trustees of Lafayette College. Mr. Hugel is the former Chairman of Asea Brown Boveri Inc., which principally engages in the manufacture of electrical equipment and the generation, transmission, distribution and transportation of power systems, the former Chairman, President and Chief Executive Officer of Combustion Engineering, Inc. and a former Executive Vice President of American Telephone and Telegraph Company. Mr. Hugel is also a former director of Eaton Corp. (industrial and electronic products) and Pitney Bowes Inc. (office products and services).

         *KEVIN M. MCCLINTOCK, age 38, is Executive Vice President and Director of the Manager. He is the former Director of Equities and Fixed Income of The Dreyfus Corporation, which is an investment manager, and a Managing Director of Aeltus, an investment manager subsidiary of Aetna, which is a provider of insurance and financial services.


         RICHARD A. NENNEMAN, age 70, is the former Editor-in-Chief of The Christian Science Monitor and a former Senior Vice President of Girard Bank. He currently serves as a member of the boards of various civic associations.


         RICHARD J. PHELPS, age 71, is the Chairman and former Chief Executive Officer of Phelps Industries, Inc., a manufacturer of pet and consumer products. He is also the director of Superior Pet Products, U.K., a manufacturer of rawhide dog treats; a director of Brisbane Bandits Baseball Company, which operates an Australian baseball team; a director of Bio-Comp Corp., a manufacturer of fertilizer; and a director of Babson-Stewart Ivory International, an open-end investment company.

         *Trustee who is or may be deemed to be an "interested person" (as such term is defined in the 1940 Act) of the Trust or the Manager.


OFFICERS

         FRANK L. TARANTINO, age 56, President, is Executive Vice President, Chief Operating Officer and Director of the Manager. Mr. Tarantino is also the Director, President, Treasurer and Clerk of Babson Securities Corp., the principal underwriter of the Trust. Before joining the Manager, Mr. Tarantino was President of Liberty Securities Corporation from 1994 to 1997.

         DEANNE B. DUPONT, age 46, Treasurer, is Senior Vice President of the Manager.

         LANCE F. JAMES, age 45, Vice President, is an Executive Vice President and Director of the Manager.

         MARY WILSON KIBBE, age 45, Vice President, is an Executive Vice President of the Manager. From 1997 through 1999, Ms. Kibbe was an Executive Director of Massachusetts Mutual Life Insurance Company ("MassMutual"), a company with which she had been associated since 1982.

         JOHN E. DEITELBAUM, age 31, Clerk, is Counsel of the Manager and Second Vice President and Associate General Counsel of MassMutual (since 2000). Mr. Deitelbaum is also Assistant Clerk of Babson Securities Corp., the principal underwriter of the Trust. Previously Mr. Deitelbaum was Vice President and General Counsel of the Manager (1998-1999), Counsel of MassMutual (1996-1998) and an associate at the law firm of Day Berry & Howard (1993-1996).


         The mailing address of each of the officers and Trustees is c/o David
L. Babson & Co. Inc., One Memorial Drive, Cambridge, Massachusetts 02142.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they may have held different positions with such employers.

TRUSTEE COMPENSATION

         The Trust pays each Trustee who is not an "interested person" of the Trust a fee for his services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the

Trust for the fiscal year ended October 31, 1999, are shown below:


                                                        Total Compensation from
                              Aggregate Compensation    Registrant and Fund
Name Of Trustee               from Registrant*          Complex Paid to Trustees
---------------               ----------------          ------------------------

Charles E. Hugel              $10,250                   $10,250

Richard A. Nenneman           $10,250                   $10,250

Richard J. Phelps             $10,250                   $10,250

Kevin M. McClintock           $0                        $0

James W. MacAllen**           $0                        $0

----------------------

* Includes an annual retainer and an attendance fee for each meeting attended. The DLB Fund Group changed its fiscal year end in 1999 from December 31 to October 31. Accordingly, figures shown for 1999 are for a ten-(10) month period only. Commencing on January 1, 2000, the annual retainer payable by the Trust to each of the independent Trustees was increased to $16,000 and the per meeting fee was set at $1,000.


** Resigned from service as a Trustee effective October 7, 1999.


Code of Ethics

The Trust, the Manager, Babson-Stewart Ivory International, the subadvisor of certain of the Funds ("BSII"), and Babson Securities Corporation, the principal underwriter of the Funds ("BSC"), have adopted Codes of Ethics pursuant to the requirements of the 1940

Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.


                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT CONTRACTS

         The Manager, David L. Babson & Co. Inc., One Memorial Drive, Cambridge, Massachusetts 02142, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company that is a majority-owned subsidiary of MassMutual Holding Trust I, which in turn is a holding company and wholly owned subsidiary of MassMutual Holding Company, a holding company and a wholly owned subsidiary of MassMutual, a mutual life insurance company. MassMutual also currently owns more than 25% of the outstanding shares of each of the Funds (other than the International Fund and the High Yield Fund) and therefore is deemed to "control" each such Fund within the meaning of the 1940 Act.

         Under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, and subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. The Manager has entered into separate Subadvisory Agreements with Babson-Stewart Ivory International ("BSII") with respect to the management of the international component of the Global Small Cap Fund's portfolio and the investment portfolios of the International Fund and the Emerging Markets Fund. (BSII is referred to herein as the "Subadvisor.") The Manager pays the Subadvisor a monthly fee at the annual rate of (a) .50% of the Global Small Cap Fund's average daily net assets, (b) .375% of the International Fund's average daily net assets, and (c)
 .875% of the Emerging Markets Fund's average daily net assets. These payments will not affect the amounts payable by the Global Small Cap Fund, the International Fund or the Emerging Markets Fund to the Manager or such Fund's expense ratio. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost to the Manager, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         Effective March 20, 2000, all of the outstanding shares of Stewart Ivory (Holding) Ltd., the indirect parent of Stewart Ivory & Company (International), Ltd., one of the general partners of the Subadvisor, were acquired by Colonial First State (UK) Holdings Limited (the "Acquisition"). Colonial First State (UK) Holdings Limited is an indirect, wholly owned subsidiary of Colonial, Ltd., a global financial services firm headquartered in Australia. Consummation of the Acquisition resulted in the termination of the Subadvisory Agreements between the Subadvisor and the Manager. The Board of Trustees of the Trust has approved interim and new Subadvisory Agreements between the Subadvisor and the Manager with respect to the Global Small Cap Fund, the International Fund and the Emerging Markets Fund. The Board of Trustees has also recommended that the shareholders of each such Fund approve the new Subadvisory Agreements. A special meeting of the shareholders of such Funds will be held on June 5, 2000 for the purpose of considering the approval of the new Subadvisory Agreements. Since March 20, 2000 and until each new Subadvisory Agreement is approved by the shareholders of such Fund, the Subadvisor is currently serving and will serve as subadvisor to the Global Small Cap Fund, the International Fund and the Emerging Markets Fund pursuant to the interim Subadvisory Agreements and in accordance with the provisions of Rule 15a-4 under the 1940 Act.

         As disclosed in the Prospectus, each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth therein. In addition, the Manager has agreed to bear certain expenses through May 1, 2001 to the extent each of the Fund's annual expenses (including the management fee, but excluding brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation expenses and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth in the Prospectus. The chart set forth below shows for each Fund (other than the International Fund, the Emerging Markets Fund and the High Yield Fund, which are newly organized): (1) the total management fees earned by the Manager,
(2) the total management fees actually paid by the Funds to the Manager and (3) the management fees and other expenses waived by the Manager during the periods indicated:

                                                      MANAGEMENT FEE                    OTHER             TOTAL
                             FISCAL        ------------------------------------        EXPENSES          EXPENSES
                              YEAR          TOTAL          PAID          WAIVED         WAIVED            WAIVED
                              ----         -------        -------       -------         ------           -------
1.  FIXED INCOME FUND

                              1997          86,512         43,160        43,352         67,825           111,177
                              1998         131,644         80,513        51,131         32,137            83,268
                              1999+        121,361        121,361             0         72,271            72,271

2.  VALUE FUND

                              1997         207,027        131,383        75,644          2,994            78,638
                              1998         367,883        264,569       103,314             72           103,386
                              1999+        352,180        352,180             0              0                 0


3.  GROWTH FUND*

                              1998         147,804        106,037        41,767            201            41,968
                              1999+        526,541        526,541             0              0                 0

4.  DISCIPLINED GROWTH
    FUND**

                              1997         151,521        110,944        40,577         91,787           132,364
                              1998         223,157        177,404        45,753         26,270            72,023
                              1999+        249,026        249,026             0         63,733            63,733

5.  ENTERPRISE III FUND

                              1997         109,834         54,798        55,036         23,164            78,200
                              1998         173,748        105,283        68,465          7,012            75,477
                              1999+        172,193        172,193             0         27,861            27,861

6.  MICRO CAP FUND***

                              1998          82,227         73,575          8652         30,905            39,557
                              1999+        216,505        216,505             0         46,425            46,425

7.  GLOBAL SMALL CAP
     FUND****

                              1997         131,927        105,509        26,418         58,251            84,669
                              1998         143,177        120,477        22,700         49,551            72,251
                              1999+        123,274        123,274             0         65,657            65,657

-------------------

* The Growth Fund commenced operations on January 20, 1998.

** The Disciplined Growth Fund commenced operations on August 26, 1996.

*** The Micro Cap Fund commenced operations on July 20, 1998.

**** Under the Subadvisory Agreement for the Global Small Cap Fund, (1) for the fiscal years 1997, 1998 and 1999+, the Manager paid BSII subadvisory fees of $52,754, $60,238 and $61,637, respectively, and (2) for the fiscal years 1997 and 1998, BSII waived a portion of its fees in an amount equal to $13,209 and $11,350, respectively.

+ The DLB Fund Group changed its fiscal year end in 1999 from December 31 to October 31. Accordingly, figures shown for 1999 are for a ten (10) month period only.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. Each Management Contract also provides that in the event the Manager ceases to be the manager of any Fund, the right of the Fund or the Trust to use the identifying name "DLB" may be withdrawn. Each Management Contract for the International Fund and the Emerging Markets Fund also provides that in the event the Subadvisor ceases to be the subadvisor of the Fund, the right of the Fund or the Trust to use the identifying name "Stewart Ivory" may be withdrawn.

         Each Management Contract has an initial two-year term and will continue in effect thereafter indefinitely so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority (or one, if there is only one) of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         The Subadvisory Agreements contain provisions similar to those contained in the Management Contracts.

PRINCIPAL UNDERWRITER

         Babson Securities Corp. ("BSC"), a wholly owned subsidiary of the Manager, serves as the principal underwriter of the Funds. As described in the Prospectus, BSC solicits applications for the purchase of shares of the Funds and may assist investors in transmitting applications to the Funds or their agent as part of the Funds' continuous offering of their shares. During the fiscal year ended October 31, 1999, BSC did not receive any compensation from the Funds or the Trust for serving as principal underwriter of the Funds. BSC's principal business address is One Memorial Drive, Cambridge, Massachusetts 02142.

CUSTODIAL ARRANGEMENTS

         Investors Bank & Trust Company ("IBT") serves as the Trust's custodian on behalf of the Funds. As such, IBT holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. IBT also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

TRANSFER AGENT/ADMINISTRATOR

         In addition to serving as the Trust's custodian, IBT serves as the Trust's transfer agent and dividend disbursing agent on behalf of the Funds. IBT, under the terms of an administration agreement with the Trust, also provides certain services to the Trust, including among others, assisting the Trust in the following respects: (a) monitoring portfolio compliance, (b) performing quarterly testing to establish each Fund's qualification as a regulated investment company for tax purposes, and (c) maintaining effective Blue Sky notification filings for states in which the Trust intends to solicit sales of Fund shares.

INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche LLP is the Trust's independent public accountant, providing audit services and assistance and consultation in connection with tax returns and the reviewing of various filings with the Securities and Exchange Commission (the "SEC").

                  ADDITIONAL INVESTMENT PRACTICES OF THE FUNDS

         As noted in the Prospectus, each Fund may, in pursuing its investment objective, engage in investment techniques and practices in addition to the Fund's principal investment strategies. The following discussion provides more detailed information about certain of these additional, non-principal investment techniques and practices.

         MONEY MARKET INSTRUMENTS. The following is a brief description of the types of money market securities the Funds may invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

         BANK OBLIGATIONS. Each Fund may invest in bank obligations. These include certificates of deposit, time deposits and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and if so they are deemed "illiquid" investments. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

         COMMERCIAL PAPER. Each Fund may invest in commercial paper, which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

         PREFERRED STOCKS. Each Fund may buy preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Each Fund may purchase fixed-income convertible securities, such as bonds or preferred stock, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed-income stream (generally higher in yield than the income from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents."

         WHEN-ISSUED SECURITIES. Each Fund may purchase or sell securities on a "when-issued," delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price. A Fund may use forward contracts to manage interest rate exposure, as a temporary substitute for purchasing or selling particular debt securities, or to take delivery of the underlying security rather than closing out the forward contract.

         RESTRICTED/ILLIQUID SECURITIES. Each Fund may hold up to, but not more than, 15% of its net assets in "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws; provided, that in circumstances where fluctuations in value result in the Fund's investment in illiquid securities constituting more than 15% of the current value of its net assets, the Fund will take reasonable steps to reduce its investments in illiquid securities until such investments constitute no more than 15% of the Fund's net assets. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.

         PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of any Fund will not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the Manager currently anticipates. Portfolio turnover may involve brokerage commissions and other transaction costs, which the relevant Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each Fund are shown in the "Financial Highlights" section of the Prospectus. See the "Taxes" section of the Prospectus and "Portfolio Transactions" in this Statement of Additional Information for additional information.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under repurchase agreements, a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Repurchase transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Default may subject a Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities. For a discussion of these risks, see the discussions of foreign issuer risk and foreign currency risk in the "Descriptions of Principal Investment Risks" section of the Prospectus.

         LENDING OF PORTFOLIO SECURITIES. Each Fund may make secured loans of portfolio securities on up to 33% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, a Fund may make loans of portfolio securities only to parties that the Manager or Subadvisor believes have relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of the Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

         DERIVATIVES. Certain of the instruments in which the Funds may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." Derivatives are financial instruments whose values depend upon, or is derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments.

         WARRANTS AND RIGHTS. A warrant typically gives the holder the right to purchase underlying stock at a specified price for a designated period of time. Warrants may be a relatively volatile investment. The holder of a warrant takes the risk that the market price of the underlying stock may never equal or exceed the exercise price of the warrant. A warrant will expire without value if it is not exercised or sold during its exercise period. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends, and have no rights to the assets of the issuer.

         Each Fund may invest in warrants or rights. However, each Fund (other than the Growth Fund, the Micro Cap Fund, the International Fund, the Emerging Markets Fund and the High Yield Fund) must limit its investment in warrants or rights (excluding warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase) so that the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total assets and so that no more than 2% of its total assets are invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

         REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts ("REITs") that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

         Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT's management.

         A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

         FOREIGN SECURITIES. The Global Small Cap Fund, the International Fund, the Emerging Markets Fund, and, to a lesser extent, each of the other Funds are permitted to invest in foreign securities, including investments in emerging markets. If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees or its delegate under applicable rules adopted by the SEC.

         Foreign securities include debt, equity and hybrid instruments, obligations and securities of foreign issuers, including governments of countries other than the United States and companies organized under the laws of countries other than the United States, companies that have their primary business carried on outside the United States and companies that have their principal securities trading market outside the United States. Foreign securities also include securities of foreign issuers (i) represented by American Depositary Receipts ("ADRs") or (ii) sponsored or unsponsored Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") to the extent they come available.

         ADRs are receipts typically issued by a United States bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. Each Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted.

The Funds will treat the underlying securities of an ADR as the investment for purposes of its investment policies and restrictions.

         GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may be denominated in a currency different from the currency in which the underlying securities are denominated. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

         Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund's agents to keep currently informed about corporate actions that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States; thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

         A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through active professional management.

         In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund's portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

         Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

         Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

                       ADDITIONAL INVESTMENT PRACTICES OF
                  THE FIXED INCOME FUND AND THE HIGH YIELD FUND

         In addition to the investment practices described in the Prospectus, the Fixed Income Fund and the High Yield Fund may also engage in the following investment practices.

         ADJUSTABLE RATE SECURITIES. The Funds may invest in adjustable rate securities, which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rates during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

         INTEREST RATE SWAPS AND RELATED INSTRUMENTS. An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Interest rate and yield curve swaps may be used by the Fund as a hedging technique to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing in the future. The Funds intend to use these transactions as hedges and not as speculative investments. The Funds usually will enter into such agreements on a net basis whereby the two payments of interest are netted with only one party paying the net amount, if any, to the other.

         MUNICIPAL BONDS. The Fixed Income Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("municipal bonds"). Municipal bonds are issued to raise money for a variety of public or private purposes, including financing state or local governments, specific projects or public facilities.

         The Fund can invest in municipal securities that are "general obligations," secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

         The Fund can also buy municipal bonds that are "revenue obligations," whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         The Fund may also buy industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed by the bond as security for those payments.

         The municipal bonds that may be purchased by the Fund may have fixed, variable or floating rates of interest. In addition, some bonds may be "callable," allowing the issuer to redeem them before their maturity date. When interest rates decline, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in fixed income securities that pay a lower rate of return.

         LOWER RATED FIXED INCOME SECURITIES. Under normal market conditions, the High Yield Fund invests primarily in lower rated fixed income securities (commonly known as "junk bonds"). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by the Fund, the Fund at times may be unable to establish the fair value of such securities. Furthermore, since the Fund typically invests primarily in lower rated fixed income securities, the Fund's achievement of its investment objective may be more dependent upon the Manager's investment analysis than if the Fund invested primarily in higher rated securities.


         Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's Rating Services, a division of The McGraw Hill Companies, Inc. ("Standard & Poor's") (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. A description of the securities ratings assigned by Moody's Investors Service, Inc. and Standard & Poor's is included in Appendix B to the High Yield Fund's prospectus.

         Like those of other fixed income securities, the values of lower rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The values of lower rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower rated securities. Changes by securities rating agencies in their ratings of a fixed income security and changes in the ability of an issuer to make payments of interest and principal may also affect the values of these investments. Changes in the values of portfolio securities generally will not affect income derived from these securities but will affect the Fund's net asset value. The Fund will not necessarily sell a security when its rating falls below its rating at the time of purchase. The Manager will monitor the investment, however, to determine whether its retention will assist in meeting the Fund's investment objective.

         Issuers of lower rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

         At times, a substantial portion of the Fund's assets may be invested in securities of which the Fund, by itself or together with other funds and accounts managed by the Manager, holds all or a major portion. Although the Manager generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it difficult to sell these securities when the Manager believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default by the issuer of such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. In addition, the Fund's intention to qualify as a "regulated investment company" under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

         Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         ZERO COUPON AND PAYMENT-IN-KIND SECURITIES. The Fixed Income Fund and the High Yield Fund may invest in zero coupon fixed income securities and payment-in-kind fixed income securities. Zero coupon fixed income securities are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind fixed income securities allow the issuer, at its option, to make current interest payments on the fixed income securities either in cash or in additional fixed income securities. Because zero coupon and payment-in-kind fixed income securities do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than fixed income securities that pay interest currently. Both zero coupon and payment-in-kind fixed income securities allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such securities may involve greater credit risks than fixed income securities paying interest currently in cash. A Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such securities do not pay current interest in cash. Thus, it may be necessary at times for a Fund to liquidate investments in order to satisfy its dividend requirements.

         COMMON STOCKS AND OTHER EQUITY SECURITIES. The High Yield Fund may invest in common stocks and their equivalents. Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalization may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

         ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities. Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

         OPEN-END INVESTMENT COMPANIES AND CLOSED-END INVESTMENT COMPANIES. The High Yield Fund may invest in open-end investment companies and in closed-end investment companies. Investment companies include the category of investments commonly known as mutual funds. An open-end investment company is a fund that redeems its shares on a daily basis, while a closed-end investment company is a fund that does not redeem its shares on a daily basis. An investment in a closed-end investment company may be less liquid than an investment that can be sold any time a Fund holding such an investment decides to sell. Since the value of an investment company is based on the value of the individual securities it holds, an investment company's value will fall if the value of its underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

         STRIPS AND RESIDUALS. The Funds may invest in stripped mortgage-backed securities that are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The Funds may invest in both the interest-only or "IO" class and the principal-only or "PO" class. Prepayments could result in losses on such stripped mortgage-backed securities. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. Stripped mortgage-backed securities may have limited liquidity. The Funds may also invest in IO or PO strips relating to other types of fixed income securities, such as asset-backed securities. Such investments would be subject to risks similar to those described above.

         Collateralized mortgage obligations ("CMOs") also include securities representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of, and interest on, all other CMOs and the administrative expenses of the issuer ("Residuals"). Due to uncertainty as to whether any excess cash flow or the underlying collateral will be available, there can be no assurances that Residuals will ultimately have value. Residuals also involve the additional risk of loss of the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

         INDEXED SECURITIES. The Funds may purchase securities, the redemption values and/or the coupons of which are indexed to the prices of other securities, securities indices, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instrument.

         Indexed securities in which the Funds may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage because they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

         LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to the Funds' policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency. Loans that are fully secured offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interest with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may have to rely on the agent to collect and pass on to the Fund any payments received from the borrower and to apply appropriate credit remedies against a borrower. When the Fund is required to rely upon a financial institution to pass on to the Fund principal and interest, the Fund will evaluate the creditworthiness of such financial institution as well as the creditworthiness of the borrower.

         Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS. The Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return.

         Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparties to secure their obligation to redeliver the securities.

         Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase

(often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Funds will establish segregated accounts with their custodian in which they will maintain assets equal in value to their obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are considered borrowings by a Fund for purposes of the Fund's fundamental investment restriction with respect to borrowings.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
               DISCIPLINED GROWTH FUND AND THE HIGH YIELD FUND --
                               FUTURES AND OPTIONS

         In addition to the investment practices described in the Prospectus, the Disciplined Growth Fund and the High Yield Fund may also engage in transactions involving futures and options. The following sections provide more detailed information about these practices.

         SUMMARY - FINANCIAL FUTURES AND OPTIONS ON FUTURES. The Funds may buy and sell financial futures contracts on securities indices and fixed income securities. A futures contract is a contract to buy or sell units of a particular securities index, or a certain amount of a fixed income security, at an agreed price on a specified future date. Depending on the change in value of the index or security between the time when a Fund enters into and terminates a futures contract, the Fund realizes a gain or loss. The Fund may purchase and sell futures contracts for hedging purposes and to adjust that Fund's exposure to relevant stock or bond markets. For example, when the Manager wants to increase the Fund's exposure to equity securities, it may do so by taking long positions in futures contracts on equity indices such as futures contracts on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Similarly, when the Manager wants to increase the Fund's exposure to fixed income securities, it may do so by taking long positions in futures contracts relating to fixed income securities such as futures contracts on U.S. Treasury bonds or notes. The Fund may buy and sell call and put options on futures contracts or on stock indices in addition to or as an alternative to purchasing or selling futures contracts.

         The use of futures and options involves certain special risks. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying securities index or securities that are the subject of the hedge. The successful use of futures and options further depends on the Manager's ability to forecast market or interest rate movements correctly. Other risks arise from a Fund's potential inability to close out its futures or related options positions, and there can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The use of futures or options on futures for purposes other than hedging may be regarded as speculative. Certain regulatory requirements may also limit the Fund's ability to engage in futures and options transactions.

         SUMMARY - OPTIONS. The Funds may purchase and sell call and put options on securities it owns or in which it may invest. A Fund receives a premium from writing a call or put option, which increases the Fund's return if the option expires unexercised or is closed out at a net profit. When the Fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the Fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund may also from time to time buy and sell combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options written by the Fund may not exceed 25% of the Fund's total assets. The Fund's use of these strategies may be limited by applicable law.

         ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

         Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

         FUTURES CONTRACTS. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the S&P
500. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

         FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant ("FCM"), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

         LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Funds have filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Rule 4.5 under the Commodity Exchange Act. To the extent the Funds do not engage in commodity futures or commodity options for "bona fide" hedging purposes, the Rule requires the Funds to limit the initial margin and premiums paid to establish such positions to 5% of net assets. The amount by which a commodity option is "in the money" is excluded for these purposes.

         LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

         OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter ("OTC") options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

         PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The Fund may terminate its position in a put option that it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

         The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

         The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

         WRITING PUT AND CALL OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

         If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline. Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
                              GLOBAL SMALL CAP FUND

         The Global Small Cap Fund normally expects to invest approximately 40% to 60% of its assets outside the United States and the remaining 60% to 40% of its assets inside the United States. The weighting of the Fund's portfolio between foreign and domestic investments will depend upon prevailing conditions in foreign and domestic markets. Under certain market conditions, the Fund may invest more than 60% of its assets either outside or inside the United States. In addition, the Fund will always invest at least 65% of its total assets in at least three different countries, one of which will be the United States.

         The Manager believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a global portfolio, the Fund attempts to reduce the risks associated with investing in the economy of only one country. Consistent with the above policies, the Fund may at times invest more than 25% of its assets in the securities of issuers located in a single country. At such times, the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in such country. When the Fund invests a substantial portion of its assets in a single country it is subject to greater risk of adverse changes in any of these factors with respect to such country than a fund which does not invest as heavily in the country.

         In certain foreign countries, particularly newly industrializing countries, the Fund's market capitalization guideline of $1.5 billion may include companies which, when viewed on a relative basis, are not considered "small cap" in the particular country.

                     ADDITIONAL INVESTMENT PRACTICES OF THE
                  GLOBAL SMALL CAP FUND, THE INTERNATIONAL FUND
                          AND THE EMERGING MARKETS FUND

         POOLED INVESTMENT VEHICLES. In order to gain exposure to certain foreign countries that prohibit or impose restrictions on direct investment, the Global Small Cap Fund, the International Fund and the Emerging Markets Fund may (subject to any applicable regulatory requirements) invest in foreign and domestic investment companies and other pooled investment vehicles that invest primarily or exclusively in such countries. A Fund's investment through such vehicles will generally involve the payment of indirect expenses (including advisory fees) which the Fund does not incur when investing directly.

         FOREIGN CURRENCY TRANSACTIONS. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies.

         Each Fund's general approach is to leave currency exposure unhedged. The investment policies of each Fund, however, permit the Fund to purchase foreign securities or enter into forward foreign currency exchange contracts in order to expedite settlement of portfolio transactions. In exceptional circumstances, a Fund may use forward foreign currency exchange contracts or other currency transactions, such as exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps, to protect a position if fundamental technical analysis suggests that it is necessary.

         A Fund will ordinarily conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by a Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of a Fund's portfolio securities or prevent loss if the prices of such securities should decline.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments can negatively affect purchases and sales of currency and related instruments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

                             PORTFOLIO TRANSACTIONS

INVESTMENT DECISIONS

         Investment decisions for the Funds and for the other investment advisory clients of the Manager and the Subadvisor and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Based on these factors, a particular security may be bought or sold for certain clients but not others. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also often happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Manager's or the Subadvisor's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

         Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by the Fixed Income Fund and the High Yield Fund will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, the Fixed Income Fund and the High Yield Fund would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Manager and the Subadvisor may receive brokerage and research services and other similar services from many broker-dealers with which the Manager and the Subadvisor place the Funds' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the Manager's or Subadvisor's investment professionals. Where the services referred to above are not used exclusively by the Manager or the Subadvisor for brokerage or research purposes, the Manager or Subadvisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use. Some of these services may be of value to the Manager, the Subadvisor or their affiliates in advising various of their clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund. The management fee paid by each Fund is not reduced because the Manager, the Subadvisor or their affiliates may receive these services even though the Manager or the Subadvisor might otherwise be required to purchase some of these services for cash.

         The Manager and Subadvisor each place orders for the purchase and sale of portfolio investments for the Funds and buy and sell investments for the Funds through a substantial number of brokers and dealers. In so doing, the Manager and the Subadvisor use their best efforts to obtain for the Funds the most favorable price and execution available, except to the extent they may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the

Manager and the Subadvisor, having in mind each Fund's best interests, consider all factors they deem relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by each Management Contract or, as applicable, each Subadvisory Agreement, the Manager and the Subadvisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Manager or Subadvisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for such Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager's or the Subadvisor's authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. It is the position of the staff of the SEC that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly the Manager and the Subadvisor will use their best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

         The following tables show brokerage commissions on portfolio transactions paid by each Fund (other than the International Fund, the Emerging Markets Fund and the High Yield Fund, which are newly organized) during the fiscal periods indicated.

1.       FIXED INCOME FUND
         -----------------

         Fiscal Year ended                             Brokerage Commissions
         -----------------                             ---------------------
         December 31, 1997                             $0
         December 31, 1998                             $0
         October 31, 1999 (from January 1, 1999)       $0

2.       VALUE FUND
         ----------

         Fiscal Year ended                             Brokerage Commissions
         -----------------                             ---------------------
         December 31, 1997                             $60,776
         December 31, 1998                             $63,166
         October 31, 1999 (from January 1, 1999)       $48,785

3.       GROWTH FUND
         -----------

         Fiscal Year ended                             Brokerage Commissions
         -----------------                             ---------------------
         December 31, 1998 (from January 20, 1998)     $35,612
         October 31, 1999 (from January 1, 1999)       $230,248

4.       DISCIPLINED GROWTH FUND
         -----------------------

         Fiscal Year ended                             Brokerage Commissions
         -----------------                             ---------------------
         December 31, 1997                             $17,992
         December 31, 1998                             $41,973
         October 31, 1999 (from January 1, 1999)       $53,927

5.       ENTERPRISE III FUND
         -------------------

         Fiscal Year ended                             Brokerage Commissions
         -----------------                             ---------------------
         December 31, 1997                             $36,573
         December 31, 1998                             $48,871
         October 31, 1999 (from January 1, 1999)       $97,399

6.       MICRO CAP FUND
         --------------

         Fiscal Year ended                             Brokerage Commissions
         -----------------                             ---------------------
         December 31, 1998 (from July 20, 1998)        $36,532
         October 31, 1999 (from January 1, 1999)       $53,007

7.       GLOBAL SMALL CAP FUND
         ---------------------

         Fiscal Year ended                             Brokerage Commissions
         -----------------                             ---------------------
         December 31, 1997                             $32,949
         December 31, 1998                             $25,801
         October 31, 1999 (from January 1, 1999)       $15,053

         The increase in brokerage commissions paid by the Growth Fund, the Enterprise II Fund and the Micro Cap Fund from the prior periods shown resulted from higher turnover rates experienced by these Funds during the 10-month period ended October 31, 1999 and, in the case of the Growth Fund, a substantial increase in the size of the Fund.

         The following table shows transactions (including the dollar value of such transactions, the percentage of total transactions represented by such transactions and commissions paid on such transactions) placed by each Fund (other than the International Fund, the Emerging Markets Fund and the High Yield Fund, which are newly organized) with brokers and dealers during the fiscal year ended October 31, 1999 to recognize research services.

================================================================================
                               DOLLAR VALUE        PERCENT
                                 OF THOSE          OF TOTAL         AMOUNT OF
                               TRANSACTIONS      TRANSACTIONS      COMMISSIONS
================================================================================
FIXED INCOME FUND                        $0             0%                $0
--------------------------------------------------------------------------------
VALUE FUND                      $16,940,999         52.40%           $25,186
--------------------------------------------------------------------------------
GROWTH FUND                     $89,848,914         41.02%          $141,963
--------------------------------------------------------------------------------
DISCIPLINED GROWTH FUND          $7,096,974          9.24%            $8,396
--------------------------------------------------------------------------------
ENTERPRISE III FUND             $10,730,795         28.50%           $39,462
--------------------------------------------------------------------------------
MICRO CAP FUND                   $3,929,115          9.67%           $15,955
--------------------------------------------------------------------------------
GLOBAL SMALL CAP FUND            $1,503,614         24.39%            $5,316
================================================================================


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated August 1, 1994, as amended (the "Declaration of Trust"). A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. Each Fund is a non-diversified series of the Trust. The fiscal year for each Fund ends on October 31. Prior to July 22, 1999, the fiscal year for each Fund ended on December 31.

         Each share of each Fund represents an equal proportionate interest in such Fund. Shares of the Trust do not have any preemptive rights. Shares are freely transferable and are entitled to dividends as declared by the Trustees. Upon liquidation of a Fund, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         The Trust has an unlimited number of authorized shares of beneficial interest. The Declaration of Trust permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series of shares with such dividend preferences and other rights as the Trustees may designate. While the Trustees have no current intention to exercise this power, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements that might affect various classes of shareholders differently. The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. The Declaration of Trust further provides that the Trustees may also terminate the Trust, or any Fund thereof, upon written notice to the shareholders.

VOTING RIGHTS

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objective, policies or restrictions of the other Fund and the approval of the investment advisory contract of the other Fund.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. Upon written request by the holders of at least 10% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). In addition, shareholders of the Trust holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote because it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust's shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         At March 31, 2000, except as noted below, the officers and Trustees of the Trust owned less than 1% as a group of the shares of any Fund, and, to the knowledge of the Trust, no person owned of record or beneficially 5% or more of the shares of any Fund.

1.       FIXED INCOME FUND
         -----------------

         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             44.72%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         MassMutual Foundation for Hartford Inc.               16.55%
         1295 State Street
         Springfield, MA  01111

         David L. Babson & Co. Pension Plan                    14.10%
          c/o David L. Babson & Co. Inc.
         One Memorial Drive
         Cambridge, MA  02142

2.       VALUE FUND
         ----------

         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             63.96%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         MassMutual Foundation for Hartford Inc.                9.14%
         1295 State Street
         Springfield, MA  01111

         National City PA, Trustee FBO                          7.74%
         Allegheny County Police Pension
         P. O. Box 242
         Bethel Park, PA  15102

         Norwest Bank Trustee FBO                               7.05%
         Universal Cooperatives
         7801 Metro Parkway
         P.O. Box 460
         Minneapolis, MN  55440

3.       GROWTH FUND
         -----------

         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             96.00%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

4.       DISCIPLINED GROWTH FUND
         -----------------------

         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             90.10%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         David L. Babson & Co. Profit Sharing Plan              5.04%
         c/o David L. Babson & Co. Inc.
         One Memorial Drive
         Cambridge, MA  02142

5.       ENTERPRISE III FUND
         -------------------

         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             75.68%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         M&I Trust Company, as Trustee                         19.86%
         1000 N. Water Street -TR14
         Milwaukee, WI 53202


6.       MICRO CAP FUND
         --------------
         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             58.33%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

         Richard Duffield & Daniel Norton, Trustees             8.02%
         3753 E. Sunrise Drive
         Tuscon, Arizona 85718

         Gallagher Enterprises, LLC
         370 17th Street
         Denver, CO 80202                                       5.31%

7.       GLOBAL SMALL CAP FUND
         ---------------------

         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             91.05%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

8.       INTERNATIONAL FUND
         ------------------

         Shareholder Name and Address                     Percentage Owned

         Virginia Power Collectively Bargained                 23.27%
         VEBA Trust
         P.O. Box 26532
         Richmond, VA 23241

         Herbert & Grace Dow Foundation                        18.15%
         1018 West Main Street
         Midland, MI 48640

         Plymouth County Retirement Plan                       14.50%
         South Russell Street
         Plymouth, MA 02380

         Dominion Resources, Inc.                              14.35%
         Salaried Employee Insurance VEBA Trust
         P.O. Box 26532
         Richmond, VA 23251

         Butler University                                     11.90%
         4800 Sunset Avenue
         Indianapolis, IN 46208

         Horizon Hospital System                                9.15%
         263 Arlington Drive
         Greenville, PA 16125

9.       EMERGING MARKETS FUND
         ---------------------

         Shareholder Name and Address                     Percentage Owned

         Massachusetts Mutual Life                             97.74%
         Insurance Company
         1295 State Street
         Springfield, MA  01111

                             INVESTMENT PERFORMANCE

STANDARD PERFORMANCE MEASURES

         The yield of the Fixed Income Fund and the High Yield Fund may be provided in reports, sales literature and advertisements. Yield is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the net asset value on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) on such obligations based on their market values (or, in the case of receivables-backed securities such as securities issued by the Government National Mortgage Association, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates. The yield for the Fixed Income Fund for the 30-day period ended October 31, 1999 was 6.26%.

         Each Fund may also advertise its total return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested immediately rather than paid to the investor in cash. The formula for Total Return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and
(4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Average Annual Total Return is the annual compounded percentage change in the value of the amount invested in the Fund from the beginning until the end of the stated period.


         The following table summarizes the calculation of Total Return for the Funds, where applicable, (i) for the one-year period ended October 31, 1999,
(ii) for the five-year period ended October 31, 1999 and (iii) since commencement of operations+.


------------------------ ----------------------- ------------------------ ------------------------
                         Average Annual Total    Average Annual Total     Average Annual Total
                         Return for the One-Year Return for the Five-Year Return from Commencement
                         Period ended            Period ended             of Operations+ through
Fund                     October 31, 1999*       October 31, 1999*        October 31,1999*
------------------------ ----------------------- ------------------------ ------------------------
Fixed Income Fund        -0.27%                  N/A                       5.98%
------------------------ ----------------------- ------------------------ ------------------------
Value Fund                7.05%                  N/A                      15.06%
------------------------ ----------------------- ------------------------ ------------------------
Growth Fund              18.02%                  N/A                      16.60%
------------------------ ----------------------- ------------------------ ------------------------
Disciplined Growth Fund  26.37%                  N/A                      26.37%
------------------------ ----------------------- ------------------------ ------------------------
Enterprise III Fund      -3.34%                  N/A                       8.06%
------------------------ ----------------------- ------------------------ ------------------------
Micro Cap Fund           10.21%                  N/A                      -8.67%
------------------------ ----------------------- ------------------------ ------------------------
Global Small Cap Fund    15.21%                  N/A                       7.32%
------------------------ ----------------------- ------------------------ ------------------------
International Fund**     24.57%                  8.79%                     9.34%
------------------------ ----------------------- ------------------------ ------------------------

+The inception date for the Funds are as follows: Fixed Income Fund, July 25, 1995; Value Fund, July 25, 1995; Growth Fund, January 20, 1998; Disciplined Growth Fund, August 26, 1996; Enterprise III Fund, July 25, 1995; Micro Cap Fund, July 20, 1998; Global Small Cap Fund, July 25, 1995; International Fund, November 1, 1999.

*Performance for the Funds would have been lower if an expense limitation had not been in effect.

**The International Fund commenced operations on November 1, 2000. The performance shown is the performance of the Fund's predecessor, Babson-Stewart Ivory International Limited Partnership III (the "Limited Partnership"), adjusted to give effect to the higher fees and expenses of the Fund (without giving effect to the Fund's expense limitation agreement with the Manager). The Limited Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by that Act. In addition, the Limited Partnership was not subject to Subchapter M of the Internal Revenue Code, which imposes certain limitations on the investment operations of the Fund. If the Limited Partnership had been registered under the 1940 Act and subject to Subchapter M of the Code, its performance may have been lower.


         All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

         The inception dates for the Funds are as follows: Fixed Income Fund, July 25, 1995; Value Fund, July 25, 1995; Growth Fund, January 20, 1998; Disciplined Growth Fund, August 26, 1996; Enterprise III Fund, July 25, 1995; Micro Cap Fund, July 20, 1998; Global Small Cap Fund, July 19, 1995; International Fund, November 1, 1999; Emerging Markets Fund, November 1, 1999; and High Yield Fund, May 1, 2000 (anticipated inception date).

PERFORMANCE COMPARISONS

         From time to time and only to the extent the comparison is appropriate for the Funds, the Trust may quote the performance of the Funds in advertising and other types of literature and may compare the performance of the Funds to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in advertising and other literature to averages, performance rankings and other information prepared by recognized mutual fund statistical services.

         Performance information for the Funds may be compared, in reports and promotional literature, to the S&P 500 Index, the Russell 2500 Index, the Russell 2000 Index, the Russell 2000 Value Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Lehman Brothers 5-7 Year Treasury Index, the Lehman Brothers Government Bond Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Treasury Index, the 91-Day Treasury Bill Average, the Morgan Stanley Capital International Index for Europe, Australasia and the Far East, the Morgan Stanley Emerging Markets Free Index, the S&P/ Barra Large Cap Value Index, the Salomon Brothers Extended Market Index, ex-US, the First Boston High Yield Index, the Lehman High Yield Bond Index, the Merrill Lynch High Yield Master Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare a Fund's results with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.

         The Trust also may use the following information in advertisements and other types of literature, but only to the extent the information is appropriate for the Funds: (1) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (2) other government statistics, including, but not limited to, The Survey of

Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (4) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

         Each Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (for example, the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average) or Morningstar, Inc. (for example, the Morningstar Large Cap Value Fund Average), which are independent services that monitor the performance of mutual funds. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

OTHER ADVERTISING ITEMS

         From time to time, articles about the Funds regarding performance, rankings and other characteristics of the Funds may appear in national publications, including but not limited to, the Wall Street Journal, Forbes, Fortune, and Money magazine. In particular, some or all of these publications may publish their own rankings or performance of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of the Manager or the Subadvisor who have portfolio management responsibility may also be used in the Funds' promotional literature.


         The Trust may discuss in advertising and other types of literature that a Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare a Fund's performance with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with other rated investments. Of course past performance cannot be a guarantee of future results. General mutual fund statistics provided by the Investment Company Institute may also be used.

                        DETERMINATION OF NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of each Fund share is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open for trading. The Trust expects that the days, other than weekend days, on which the New York Stock Exchange will not be open are New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                                     EXPERTS

         The financial statements of the Funds for the fiscal year ended October 31, 1999 incorporated by reference into this Statement of Additional Information have been audited by Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, the Trust's independent auditors, as set forth in each of their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


             REPORT OF INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

         The Trust's audited financial statements for the fiscal year ended October 31, 1999 included in the Trust's Annual Reports filed with the SEC on January 5, 2000 pursuant to Section 30(d) of the 1940 Act are hereby incorporated into this Statement of Additional Information by reference.

                                    APPENDIX
                          DESCRIPTION OF STOCK RATINGS


       STANDARD & POOR'S EARNINGS AND DIVIDEND RANKINGS FOR COMMON STOCKS

         Growth and stability of earnings and dividends are deemed key elements in establishing Standard & Poor's earnings and dividend rankings for common stocks. Basic scores are computed for earnings and dividends, then adjusted by a set of predetermined modifiers for growth, stability within long-term trend, and cyclically. Adjusted scores for earnings and dividends are then combined to yield a final score. The final score is measured against a scoring matrix determined by an analysis of the scores of a large and representative sample of stocks. The rankings are:

A+       Highest
A        High
A-       Above Average
B+       Average
B        Below Average
B-       Lower
C        Lowest
D        In Reorganization


VALUE LINE RATINGS OF FINANCIAL STRENGTH

         The financial strength of each of the companies reviewed by Value Line is rated relative to all the others. The ratings are:

A++      The very highest relative financial strength.
A+       Excellent financial position relative to other companies.
A        High grade relative financial strength.
B++      Superior financial health on a relative basis.
B+       Very good relative financial structure.
B        Good overall relative financial structure.
C++      Satisfactory finances relative to other companies.
C+       Below-average relative financial position.
C        Poorest financial strength relative to other major companies.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

INVESTMENT MANAGER
David L. Babson & Co. Inc.
One Memorial Drive
Cambridge, MA 02142


INVESTMENT SUBADVISOR
Babson-Stewart Ivory International
One Memorial Drive
Cambridge, MA 02142


LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA  02116


CUSTODIAN
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 16th Floor
Boston, MA  02116


TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116